UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Turtle Beach Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Terry Jimenez Chair of the Board

Turtle Beach 2023 Stockholder Letter

May 15, 2023

Dear Fellow Turtle Beach Stockholders:

We are pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Turtle Beach Corporation (“we,” us,” or “Turtle Beach”). Details regarding how to participate in the webcast of the Annual Meeting and the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement.

At the Annual Meeting, we will ask you to: (1) elect seven director nominees named in the attached proxy statement to our Board of Directors (the “Board”); (2) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023; (3) approve an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended), and (4) approve, on a non-binding advisory basis, executive compensation. At the Annual Meeting, which will be held virtually, you will be able to vote your shares electronically and submit your questions.

The Board unanimously recommends that you vote “FOR” the election of L. Gregory Ballard, Terry Jimenez, Katherine L. Scherping, Julia W. Sze, Michelle D. Wilson, Andrew Wolfe, Ph.D., and William Wyatt.

Whether you intend to virtually attend the Annual Meeting or not, we hope you will vote as soon as possible.

Thank you for being a stockholder of Turtle Beach. We believe the future is bright as we execute on our proven strategy that is driving growth and returns, and we appreciate your continued partnership and support.

Sincerely,

Terry Jimenez

Chair of the Board

Turtle Beach Corporation

44 South Broadway, 4th Floor White Plains, New York 10601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only www.cesonlineservices.com/hear23_vm	Meeting on: Thursday, July 6, 2023	9:00 A.M. PT	For Stockholders as of: Close of Business , 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Turtle Beach Corporation (“we,” “us,” and the “Company”), which will be held online at 9:00 a.m. Pacific Time on July 6, 2023. We will hold our Annual Meeting in a virtual meeting format only via the Internet (no in-person meeting). As a result, more stockholders will be able to participate without traveling. Stockholders will be able to listen, vote, and submit questions from any remote location with Internet connectivity. Information on how to participate in the Annual Meeting can be found on the first page of the proxy statement (the “Proxy Statement”). The Annual Meeting will be accessible at www.cesonlineservices.com/hear23_vm. At the Annual Meeting, we will ask you to:

1.	Vote to elect seven members to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and are qualified (Item 1);

2.	Vote to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Item 2);

3.	Vote to approve an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”) to increase the total number of shares of common stock authorized for grant under the 2013 Plan from 5,277,353 shares to 6,326,353 are (subject, in each case, to adjustments for stock splits, stock dividends and the like) (Item 3); and

4.	Vote in an advisory manner on the compensation of our named executive officers (Item 4).

We will also ask you to transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Additional details regarding the Annual Meeting, the business to be conducted, and information about the Company that you should consider when you vote your shares are described in our Proxy Statement. You may vote if you were a record owner of Turtle Beach Corporation common stock, par value $0.001 per share (the “Common Stock”) at the close of business on                    , 2023.

All stockholders are cordially invited to virtually attend the Annual Meeting. You will be able to virtually attend and participate in the Annual Meeting, vote your shares electronically, and submit your questions during the meeting by visiting the website address listed above on the meeting date and time described in the accompanying Proxy Statement. Whether you plan to virtually attend the Annual Meeting or not, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Annual Meeting virtually, please promptly vote using one of the following methods: by telephone, by calling the toll-free telephone number printed on your Notice of Internet Availability of Proxy Materials or on the Internet, by accessing the website address printed on your Notice of Internet Availability of Proxy Materials. Voting by any of these methods will not prevent you from attending the Annual Meeting. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to vote promptly.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares in the manner directed by them.

The Board of Directors of the Company (the “Board”) strongly and unanimously recommends that you vote “FOR” the election of L. Gregory Ballard, Terry Jimenez, Katherine L. Scherping, Julia W. Sze, Michelle D. Wilson, Andrew Wolfe, Ph.D., and William Wyatt as directors of the Company, “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, “FOR” the approval of an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan, and “FOR” the compensation of the Company’s Named Executive Officers.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and Notice of Internet Availability of Proxy Materials. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR PROXY CARD (IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS). PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY VIRTUALLY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES.

Regardless of the number of shares of Common Stock of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in Turtle Beach Corporation.

A Notice of Internet Availability of Proxy Materials will be first sent or made available to our stockholders on or about                     , 2023, and the proxy materials relating to the Annual Meeting will first be made available on or about the same date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 6, 2023.

We have elected to furnish our Proxy Statement and our 2022 Annual Report (the “Annual Report”) to certain of our stockholders over the Internet pursuant to the SEC rules.

Beginning on                     , 2023, we will release to certain stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and Annual Report online. The Notice of Internet Availability of Proxy Materials contains instructions as to how you may elect to receive printed copies of the Proxy Statement and the Annual Report. For stockholders who have elected to receive printed copies of our proxy materials, the Proxy Statement and Annual Report will first be mailed on or about                     , 2023.

This Notice of Annual Meeting of Stockholders provides an overview of the matters to be voted upon at the Annual Meeting. The Notice of Internet Availability of Proxy Materials, Proxy Statement, and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2022, and any amendment on Form 10-K/A) contain important information and are available free of charge at www.viewourmaterial.com/HEAR. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

Only stockholders who held our Common Stock, par value $0.001 per share, as of the close of business on                    , 2023 (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

Please vote as soon as possible. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. If you do not plan on voting at the Annual Meeting, please submit your proxy prior to 11:59 p.m., Eastern Time, on July 6, 2023.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

BY ORDER OF THE BOARD OF DIRECTORS

Terry Jimenez

Chair of the Board

            , 2023

i

2023 Proxy Statement	ii

About The Meeting

TURTLE BEACH CORPORATION

44 South Broadway, 4th Floor

White Plains, New York 10601

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 6, 2023

ABOUT THE MEETING

When will the Annual Meeting be held?

The Annual Meeting with be held virtually via live website on Thursday, July 6, 2023 at 9:00 a.m. Pacific Time.

Why am I being provided with access to these proxy materials?

We are required by the SEC to give you, or provide you access to, this Proxy Statement because the Board of Directors (the “Board”) is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.

What is a proxy?

A proxy is your designation of another person to vote shares of Common Stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy, a form of proxy, or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Terry Jimenez and John T. Hanson have been designated on behalf of the Board as the proxies to cast the vote of the Company’s stockholders at the Annual Meeting.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of the Company is soliciting your proxy to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about                     , 2023 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting virtually?

The Company will hold the Annual Meeting in a virtual meeting format only, and stockholders will not be able to attend the Annual Meeting in person. Stockholders may participate online by pre-registering for the virtual meeting at www.cesonlineservices.com/hear23_vm. All stockholders participating online will be in listen-only mode but will have an opportunity to submit questions and vote.

In order to attend the online-only meeting, you will need to pre-register no later than 9:00 a.m., Pacific Time, on July 5, 2023. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

If your shares are registered in your name with our transfer agent and you wish to attend the virtual meeting, go to www.cesonlineservices.com/hear23_vm. Please have your Notice of Internet Availability of Proxy Materials containing your control number available and follow the instructions to complete your registration request.

1

About The Meeting

Beneficial Stockholders

Beneficial stockholders are stockholders who hold shares through a stock brokerage account or by a bank or other holder of record. Beneficial stockholders who wish to attend the virtual meeting may pre-register by visiting the website www.cesonlineservices.com/hear23_vm. Please have your voting instruction form, notice, or other communication from your broker, bank, or other holder of record that sets forth the control number provided to you available and follow the instructions to complete your registration request.

After pre-registering for the meeting, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Stockholders may review the rules of conduct for the virtual meeting or vote during the virtual Annual Meeting by following the instructions available on the meeting website.

Your vote is very important. Please submit a proxy by following the instructions on your Notice of Internet Availability of Proxy Materials even if you plan to virtually attend the virtual Annual Meeting.

What is a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report, by providing access to such documents over the Internet. Generally, stockholders will not receive printed copies of the proxy materials unless they request them.

We began mailing a Notice of Internet Availability of Proxy Materials on                     , 2023, to holders of record of shares of our Common Stock at the close of business on                     , 2023. At the same time, we provided those stockholders with access to our online proxy materials and filed our proxy materials with the SEC. The Notice of Internet Availability of Proxy Materials contains information on how to access the Notice of Annual Meeting of Stockholders, the Proxy Statement, the form of proxy, and our Annual Report, over the Internet, as well as instructions on how to request a paper copy of the proxy materials. Registered stockholders who prefer to receive a paper copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.

The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. If you wish to request a paper copy of the proxy materials please address any request to:

Turtle Beach Corporation

c/o Gateway Investor Relations

4685 MacArthur Court, Suite 400

Newport Beach, California 92660

Attn: Cody Slach

Phone: (949) 574-3860

Please make the request as instructed above on or before June 8, 2023, to facilitate timely delivery of the proxy materials.

A notice that directs beneficial owners of our shares to the website where they can access our proxy materials is to be forwarded to each beneficial stockholder by the brokerage firm, bank or other holder of record that is considered the registered owner with respect to the shares of the beneficial stockholder. Such brokerage firm, bank or other holder of record is to also provide each beneficial owner of our shares with instructions on how the beneficial stockholder may request a paper or e-mail copy of our proxy materials.

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call or email the technical support team using the contact information provided in the reminder email that will be sent the night before the Annual Meeting.

If I cannot attend the Annual Meeting, can I vote or listen to it later?

You do not need to virtually attend the online Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to virtually attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.

2023 Proxy Statement	2

About The Meeting

Who can vote?

Only stockholders of record as of the close of business on                     , 2023, (the “Record Date”), are entitled to vote. On that day, approximately 17,135,517 shares of our common stock, par value $0.001 (the “Common Stock”), were outstanding and eligible to vote, and there were approximately 939 record holders. Each share is entitled to one vote on each matter presented at the Annual Meeting. The actual number of shares of Common Stock outstanding and eligible to vote on the Record Date will be reported in the Company’s Current Report on Form 8-K, which will report the results of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding not less than 50 percent of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. Thus, the holders of approximately 8,567,759 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

What am I voting on?

There are four matters scheduled for a vote:

Item 1:	The election of seven members to the Board to serve until the next annual meeting of stockholders and until their successors are elected and are qualified.

Item 2:	The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 3:

The approval of an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”), to increase the total number of shares of common stock authorized for grant under the 2013 Plan from 5,277,353 shares to 6,326,353 shares.

Item 4:	An advisory vote on the compensation of our named executive officers (“Named Executive Officers”).

What if another matter is properly brought before the Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a Proxy Card (if you received a printed copy of the proxy materials) or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies on the Proxy Card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by April 5, 2023 (i.e., 45 days before the date on which the Company first sent its proxy materials for its 2022 annual meeting of stockholders) and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board (to the extent permitted by Rule 14a-4(c) of the Exchange Act).

How do I vote?

Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present virtually or represented by proxy. Whether or not you plan to virtually attend the Annual Meeting, you are encouraged to vote by proxy to ensure that your shares will be represented.

Registered Stockholders can choose among the following methods to vote:

Via the Internet—Stockholders can vote by voting their shares via the Internet as instructed on the website identified in the Notice of Internet Availability of Proxy Materials. The Internet procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on July 5, 2023. Have your Proxy Card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting form.

3

About The Meeting

By Telephone—Telephone voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on July 5, 2023. Have your Proxy Card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

By Mail—Stockholders that received a printed copy of the proxy materials may elect to vote by mail by completing, signing and dating their Proxy Card and mailing it in the pre-addressed envelope that accompanies the delivery of the Proxy Card. Proxy Cards submitted by mail must be received prior to the Annual Meeting in order for your shares to be voted. Stockholders who hold shares beneficially in “street name” (held in the name of a bank, broker or other holder of record) may vote by mail by requesting a paper proxy card according to the instructions contained in the proxy materials, and then completing, signing and dating the proxy card provided by the brokers or other agents and mailing it in the pre-addressed envelope provided.

At the Annual Meeting—Shares held in your name as the stockholder of record may be voted by you virtually at the Annual Meeting. Shares held beneficially in “street name” may be voted by you virtually at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and you bring such proxy to the Annual Meeting.

If your shares are held in “street name,” you will receive a voting instruction form from the holder of record. You must provide voting instructions to the holder of record in order for your shares to be voted on any proposal with respect to which your broker does not have discretionary authority. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares virtually at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote via the Internet, by telephone or by mailing a Proxy Card (if you requested a printed copy of the proxy materials), we will vote your shares as you direct. For the election of directors (Item 1), you may specify whether your shares should be voted for all, some or none of the nominees for director listed. With respect to the ratification of our audit committee’s (the “Audit Committee”) appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Item 2), the approval of an amendment to the 2013 Plan (Item 3), and the approval of the compensation of our named executive officers (Item 4), you may vote “for” or “against” the ratification or approval, or you may abstain from voting on the ratification or approval.

How can I vote my shares without attending the Annual Meeting virtually?

To vote your shares without virtually attending the Annual Meeting, please follow the instructions for Internet or telephone voting in the proxy materials. If you received a printed copy of the proxy materials, you may also vote by signing and submitting your Proxy Card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to virtually attend the Annual Meeting.

How does the Board recommend I vote?

The Board unanimously recommends the following votes:

FOR each of the Board’s nominees for election to the Board to serve until the annual meeting of stockholders in 2024 and until their successors are duly elected and qualified (Item 1);

FOR the ratification of the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Item 2);

FOR the approval of an amendment to the 2013 Plan (Item 3); and

FOR advisory approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement (Item 4).

2023 Proxy Statement	4

About The Meeting

Will there be a proxy contest at the Annual Meeting?

No. On April 13, 2023, the Company received documents from Immersion Corporation and its affiliates (“Immersion”) purporting to provide notice (the “Purported Notice”) of its intention to nominate three director candidates for election to the Board at the Annual Meeting in opposition to the nominees recommended by the Board. Subsequently, however, on May 8, 2023, Immersion disclosed that it had withdrawn the Purported Notice and its nomination of three nominees for election at the Annual Meeting. As a result, there will be no proxy contest at the Annual Meeting.

Can I change my vote after submitting my proxy? What if I return a proxy card or otherwise vote but do not make specific choices?

You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting virtually, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You may also vote virtually at the Annual Meeting if you obtain a legal proxy as described above. Unless properly revoked, properly executed and delivered proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided. If no directions are provided on such properly executed and delivered proxy, those shares will be voted by one of the individuals named as a proxy on your proxy card as recommended by the Board, as stated in this Proxy Statement (1) “FOR ALL” of our nominees for directors, (2) “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023, (3) “FOR” the approval of an amendment to the 2013 Plan, and (4) “FOR” the advisory approval of executive compensation for our Named Executive Officers. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of not more than three people to whom you wish to give your proxy.

Do I have appraisal or dissenters’ rights?

You will have no right to dissent and obtain payment for your shares in connection with any of the proposals set forth in this Proxy Statement.

How many votes are needed to approve each proposal? How are votes counted? What are broker non-votes?

The Annual Meeting will be held if a quorum is represented at the Annual Meeting virtually or by proxy.

If you are a stockholder whose shares are not registered in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, as well as the advisory stockholder votes on executive compensation. Because the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm is considered a “routine” matter, brokers or nominees can vote shares for which they did not receive instructions with respect to that proposal.

Because the director nominees are elected by a plurality of the votes of the shares present at the Annual Meeting virtually or represented by proxy and entitled to vote on the election of directors, broker non-votes will have no effect on the election of directors (Item 1). Abstention is not an option with respect to the election of directors. The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm (Item 2), the approval of an amendment to the 2013 Plan (Item 3), and the advisory approval of Named Executive Officer compensation (Item 4) require the affirmative vote of a majority of the votes cast (excluding abstentions) at the Annual Meeting. Because abstentions and broker non-votes will not be included in tabulations of the votes cast for purposes of determining whether Item 2, Item 3, or Item 4 has been approved, abstentions and broker non-votes will have no effect on the outcome of those votes. Abstentions and broker non-votes will be counted towards the quorum requirement.

5

About The Meeting

Who will count the vote?

Corporate Election Services, Inc. (“CES”) will serve as master tabulator, and First Coast Results, Inc. (“First Coast”), an independent third party, will act as the inspector of the elections.

Where can I find the results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four (4) business days of the Annual Meeting.

Who will pay for the solicitation of proxies?

The costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly and mailing of this Proxy Statement, the Proxy Card, the Notice of the Annual Meeting of Stockholders, and any additional information furnished to stockholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail, or personal solicitation by our directors, officers, or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers, and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Who is soliciting this proxy?

Solicitation of proxies is made on behalf of the Board. The cost of soliciting proxies, including preparing, assembling and mailing the Proxy Statement, form of Proxy Card and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual stockholders’ use of the Internet or telephone, and postage. In addition to the solicitation by electronic communications and/or by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.

Who should I call if I have questions or need assistance voting my shares?

If you have questions about the Annual Meeting, would like additional copies of this Proxy Statement or need assistance voting your shares, requests should be directed as described below:

Turtle Beach Corporation

c/o Gateway Investor Relations

4685 MacArthur Court, Suite 400

Newport Beach, California 92660

Attn: Cody Slach

Phone: (949) 574-3860

2023 Proxy Statement	6

Corporate Governance

CORPORATE GOVERNANCE

In accordance with the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, and our bylaws, as amended (the “Bylaws”), the Board has oversight of the affairs of the Company. Although the Company’s non-management directors are not involved in the day-to-day operating details, they are kept informed of the Company’s business through reports and materials provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board and committees of the Board.

Board Leadership Structure.

The Board is responsible for the control and direction of the Company. The Board represents the stockholders, and its primary purpose is to build long-term stockholder value. Our Chair of the Board is selected by the Board and is Terry Jimenez, who presides over the meetings of the Board. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate efficiently in the long-term interests of stockholders. The Board has determined that each of L. Gregory Ballard, Terry Jimenez, Katherine L. Scherping, Julia W. Sze, Michelle D. Wilson, Andrew Wolfe, Ph.D., and William Wyatt are “independent.”

The Board’s Role in Environmental, Social, & Governance (“ESG”) Oversight.

ESG matters have long been a vital part of our culture, and we continued to strengthen and focus our ESG efforts in 2022. We believe that doing the right thing for the planet and society is important to the long-term success of our business. This means assessing our environmental and social impacts, establishing an appropriate governance structure, and mitigating our negative impacts when possible.

We have adopted specific ESG goals and initiatives to improve our ESG performance, meet our customers’ expectations, and share relevant ESG information with our stakeholders. We referenced the United Nations Sustainable Development Goals (SDGs) and the Task Force on Climate-Related Financial Disclosures (TCFD) when developing these goals and initiatives.

Specifically, we seek to:

1.	Develop innovative new products with lower environmental impacts while updating existing products to reduce environmental impacts;

2.	Integrate relevant ESG targets and initiatives into our operations;

3.	Identify potential ESG risks and opportunities; and

4.	Promote transparency with customers, employees, and other stakeholders by sharing our ESG goals, initiatives, and progress.

Environmental — We seek to operate in an environmentally sustainable manner. This includes reducing the environmental impacts of our operations and our products. For our operations, we are exploring ways to reduce and offset the greenhouse gas emissions associated with our global corporate offices. For our products, we have taken significant steps to reduce the plastic used in the packaging of our products, have shrunk the size of our products’ packaging to allow for more efficient shipping, and, in early 2023, we launched our first line of CarbonNeutral® products—our Stealth 600 Gen 2 wireless gaming headsets in Teal and Pink colorways. These steps are part of our ongoing efforts to improve the environmental sustainability of our products while maintaining the industry-leading quality that has always set us apart.

Social — We are committed to providing a safe and healthy workplace for our employees, supporting our local communities through philanthropy and charity work, and working with our suppliers to implement our Manufacturer Code of Conduct. We believe it is important for our manufacturing partners to share similar values, and our Manufacturer Code of Conduct requires our manufacturing partners to adhere to established industry frameworks and global standards to ensure that our manufacturing partners are acting in a way that supports our ESG goals.

In addition, we are committed to supporting the mental health and wellness of our employees through programs such as wellness benefits through our employer-sponsored medical plans, healthy workplace snacks, and flexible work policies that enable our employees to work from home as appropriate.

We believe diversity in the workplace creates an environment where different perspectives lead to improved creativity, productivity, team member engagement, and overall employee happiness. We track diversity metrics through our recruiting process and include diversity statements in all job postings on our website and on social media channels. We also support diversity on our Board as our Nominating and Governance Committee charter sets a goal of least two diverse directors (as contemplated by the Nasdaq listing rules) on our Board.

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Corporate Governance

Governance — Our Board is responsible for the control and direction of the Company and is committed to the development of effective and transparent corporate governance practices. As part of this commitment, the Board adopted our Corporate Governance Principals and Guidelines to provide a framework for the Company’s governance. Further, in 2021, our Board furthered our commitment to ESG matters by adopting our ESG Policy.

The Nominating and Governance Committee has oversight over our ESG practices, goals, and their implementation. Our Nominating and Governance Committee charter formalizes this oversight. We have also established a management-level ESG Committee comprised of leaders from across the Company. The ESG Committee meets regularly to identify ESG risks and opportunities, establish and measure progress against ESG goals, and implement ESG initiatives. The ESG Committee reports directly to our CEO, who briefs the Nominating and Corporate Governance Committee in a manner consistent therewith.

You can learn more by visiting: corp.turtlebeach.com/play-with-purpose-with-turtle-beach/ and corp.turtlebeach.com/corporate-governance/esg/. The information contained on our websites, including the foregoing ESG webpages, is not part of or incorporated by reference into this Proxy Statement.

The Board’s Role in Risk Oversight.

The entire Board has responsibility for the general oversight of risk, and the Board’s committees address and report to the Board on their primary and individual risk areas within their purview. Topics related to risk and risk management are regularly discussed at Board and Board committee meetings. Management identifies key risks facing the Company, the Board develops an enterprise risk management plan, and management updates the Board on those risk items quarterly. The Company’s senior management, consultants, and advisors make presentations to committees and the full Board as to the areas of principal risk, as well as on the processes that the Company has in place to identify, assess, and report such risks. The full Board has oversight of principal risks related to product manufacturing, market factors such as demand and market share, retail partners, and information security.

The Board committees report to the Board on their consideration of any principal risks within their respective areas of focus. The Audit Committee primarily oversees risks relating to or arising from financial and disclosure controls and procedures, and accounting and other financial matters. The Company’s Chief Financial Officer reports to the Audit Committee on such risks and related risk management, and the Company’s independent auditors regularly provide reports at Audit Committee meetings. The Compensation Committee considers whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on its business or operations. The Nominating and Governance Committee oversees the Board’s composition, effectiveness, accountability, and evaluation of the performance of the Board, its committees, and individual directors. Its areas of responsibility include succession planning, the development of corporate governance principles and practices, and oversight of the Company’s ESG program.

Cybersecurity — Cybersecurity is an important part of the Board’s risk oversight. There are currently five directors with information security experience serving on the Board. The Company’s senior leadership meets and briefs the Board quarterly on information security matters. The Company also has an information security training program under which it trains all employees once a year.

In 2021, the Company engaged an information security consultant to conduct an external, design-focused assessment using the National Institute of Standards and Technology (“NIST”) framework to evaluate the Company’s cybersecurity controls. The Company’s management is using the assessment to assist them in evaluating the Company’s cybersecurity risk posture and to guide them in further maturing the Company’s governance and audit program around cybersecurity controls. This evaluation has resulted in updates to the Company’s policies and procedures to further align them with industry standards.

The Company has not experienced a material information security breach in the last four years, nor has it incurred any expenses or penalties or paid any settlements related thereto. The Company maintains an insurance policy which specifically provides coverage for qualifying information security breaches.

Independence.

Our Common Stock is currently listed on the Nasdaq Global Market under the symbol “HEAR,” and therefore, our determination of the independence of directors is made using the definition of “independent director” contained in the Nasdaq listing standards. Based on information solicited from each director, the Board has determined that each of L. Gregory Ballard, Terry Jimenez, Katherine L. Scherping, Julia W. Sze, Michelle D. Wilson, Andrew Wolfe, Ph.D., and William Wyatt is an independent director within the definition contained in the Nasdaq listing standards. In making its determinations regarding director independence, the Board considered, among other things:

•	any material relationships with the Company, its subsidiaries or its management, aside from such director’s service as a director;

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Corporate Governance

•	transactions between the Company, on the one hand, and the directors and their respective affiliates, on the other hand;

•

transactions outside the ordinary course of business between the Company and companies at which some of its directors are or have been executive officers or significant stockholders, and the amount of any such transactions with these companies; and

•	relationships among the directors with respect to common involvement with for-profit and non-profit organizations.

Conflicts of Interest and Corporate Governance Matters.

Under our Code of Business Conduct and Ethics (“Code of Conduct”), no employee may serve as a director of any outside business concern, other than on behalf of the Company, without the written approval of the Company. In addition, no director may serve as an employee, officer, director, consultant or advisor, or permit any close relative to perform services as an officer or director, for any company that engages in the business of providing audio products such as headsets, speakers, sound-bars or other commercial audio products or gaming accessories. The Nominating and Governance Committee charter empowers the Nominating and Governance Committee to review the Company’s corporate governance principles at least once a year. There are no pre-determined limitations on the number of other boards of directors on which the directors of the Company may serve; however, the Board expects individual directors to use judgment in accepting other directorships and to allow sufficient time and attention to Company matters. There are no set term limits for directors.

There are no family relationships among any of our directors and/or executive officers. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Code of Business Conduct and Ethics.

The Company is committed to ethical business practices. Our Code of Conduct applies to all of the Company’s employees, officers and directors, and our Code of Ethics for Senior Financial Employees applies to the Company’s principal executive officer (“PEO”), principal financial officer and principal accounting officer within the meaning of the SEC regulations adopted under the Sarbanes-Oxley Act of 2002, as amended, as well as certain other senior financial employees. The Company’s Code of Conduct can be found on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Code of Business Conduct and Ethics.” The Company intends to post on its website any amendment to the Company’s Code of Conduct. Please note that none of the information on the Company’s website is incorporated by reference in this Proxy Statement.

Anti-Hedging and Pledging Policy.

Company policies prohibit any pledging or hedging activities in the Company securities by the Company’s executive officers, members of the Board and certain other Company employees. The prohibited activities include any pledge of Company securities, the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, transactions such as short sales, puts, or calls, and holding securities in a margin account.

Communications with the Board of Directors.

If you would like to communicate with the Company’s directors, please send a letter to the following address: Turtle Beach Corporation c/o John T. Hanson, Corporate Secretary, 44 South Broadway, 4th Floor, White Plains, New York 10601. The Company’s Corporate Secretary will review each such communication and forward a copy to the Board.

Meetings of the Board of Directors and Stockholders.

It is the policy of the Board to meet at least quarterly. The Board held 37 meetings in 2022. In 2022, the Board also held regular executive sessions where non-management directors met without management participation. Each then-serving incumbent director attended at least 75% of the meetings of the Board and the committees on which he or she served in 2022. Each of our then-serving directors attended our annual meeting of stockholders in 2022 virtually. Under our Corporate Governance Principles and Guidelines, all directors are expected to attend the Company’s annual meetings of stockholders, except in the event of unavoidable or extenuating circumstances.

Committees of the Board of Directors.

The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

Audit Committee —The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Audit Committee Charter.”

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Corporate Governance

The Audit Committee’s primary purpose is to assist the Board in the oversight of the integrity of its accounting and financial reporting process, audits of the Company’s financial statements and its compliance with legal and regulatory requirements. The functions of the Audit Committee include, among other things: (i) hiring the Company’s independent registered public accounting firm to conduct the annual audit of the Company’s consolidated financial statements and monitoring its independence and performance; (ii) reviewing and approving the planned scope of the annual audit and the results of the annual audit; (iii) pre-approving all audit services and permissible non-audit services provided by the Company’s independent registered public accounting firm; (iv) reviewing the significant accounting and reporting principles to understand their impact on the Company’s consolidated financial statements; (v) reviewing the Company’s internal financial, operating and accounting controls with management and the Company’s independent registered public accounting firm; (vi) reviewing with management and the Company’s independent registered public accounting firm, as appropriate, the Company’s financial reports, earnings announcements and its compliance with legal and regulatory requirements; (vii) establishing procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and confidential submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters; (viii) reviewing and approving related-party transactions; and (ix) reviewing and evaluating the Audit Committee charter.

It is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the independent registered public accounting firm, the internal audit function, and Company management. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain at the expense of the Company independent outside counsel or other experts or advisers as it deems necessary to carry out its duties. In addition, the Audit Committee periodically meets in executive session without management present. A detailed list of the Audit Committee’s functions is included in its charter, a copy of which can be found on the Company’s website. The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers, or their immediate family members are participants to determine whether a related person has a direct or indirect material interest. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. See the “Certain Relationships and Related Party Transactions” section of this Proxy Statement.

The current members of the Audit Committee are Ms. Scherping, Mr. Ballard, and Dr. Wolfe. Ms. Scherping serves as the Chair of the Audit Committee. The Board has determined that each member of the Audit Committee is “financially literate” and “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. In addition, the Board has determined that Ms. Scherping is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. The Audit Committee held seven meetings in 2022.

Compensation Committee — The Compensation Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Compensation Committee Charter.” The primary purpose of the Compensation Committee is to assist the Board in exercising its responsibilities relating to compensation of the Company’s executive officers, non-employee directors and employees and to administer the Company’s equity compensation and other benefit plans including the 2013 Plan, as amended from time to time.

In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer and, as appropriate, employee compensation for consistency with the Company’s compensation philosophy, as in effect from time to time. The functions of the Compensation Committee include, among other things: (i) designing and implementing competitive compensation policies to attract and retain key personnel; (ii) reviewing and formulating policy and determining the compensation of the Company’s executive officers and employees; (iii) reviewing and recommending to the Board the compensation of the non-employee directors; (iv) administering the Company’s equity incentive plan and granting equity awards to employees and non-employee directors under this plan; (v) engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and (vi) reviewing and evaluating the Compensation Committee charter.

The Compensation Committee makes all decisions regarding the CEO’s compensation. Decisions regarding the compensation of the other Named Executive Officer is made by the Compensation Committee in consultation with, and upon the recommendation of, the CEO. In this regard, the CEO provides the Compensation Committee with evaluations of business goals and objectives and executive performance and recommendations regarding salary levels, equity grants and other incentive awards. The Compensation Committee’s charter authorizes the Compensation Committee, in its sole discretion, to retain and terminate consultants to assist it in the performance of its duties, including the evaluation of compensation for the Named Executive Officers. The Compensation Committee has sole authority to approve the fees and other retention terms of any such consultant.

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Corporate Governance

For the fiscal year ended December 31, 2022 through the date of the annual meeting, the Compensation Committee members are Michelle Wilson (Chair ), Brian Stech, and Julia Sze, each of whom the board has determined are “independent” as defined in the applicable Nasdaq listing standards, non-employee directors under SEC Rule 16b-3 and outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met five times in 2022.

Nominating and Governance Committee — The Nominating and Governance Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Nominating and Governance Committee Charter.” The primary purpose of the Nominating and Governance Committee is to assist the Board in promoting the best interest of the Company and its stockholders through the implementation of sound corporate governance principles and practices. The functions of the Nominating and Governance Committee include, among other things: (i) identifying, reviewing and evaluating candidates to serve on the Board; (ii) determining the minimum qualifications for service on the Board; (iii) developing and recommending to the Board an annual self-evaluation process for the Board and overseeing the annual self-evaluation process; (iv) overseeing the Company’s ESG practices; (v) developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to the Board any changes to such principles; and (vi) reviewing and evaluating the Nominating and Governance Committee’s charter.

The Nominating and Governance Committee considers stockholder nominees for directors in the same manner as nominees for director from other sources, which may include, in some cases, a third-party firm. Stockholder suggestions for nominees for director should be submitted to the Company’s Secretary no later than the date by which stockholder proposals for action must be submitted (see “Submission of Stockholder Proposals and Director Nominations” below) and should include the information required under our Bylaws.

The current members of the Nominating and Governance Committee are Mses. Sze and Scherping, Dr. Wolfe, and Mr. Jimenez. Ms. Sze serves as the Chair of the committee. The Board has determined that Dr. Wolfe, Mr. Jimenez, and Mses. Scherping and Sze are “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. The Nominating and Governance Committee met five times in 2022.

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Submission Of Stockholder Proposals And Director Nominations

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS

Under the rules of the SEC, stockholders wishing to have a proposal included in the Company’s proxy statement for the annual meeting of stockholders to be held in 2024 must submit the proposal so that the Secretary of the Company receives it no later than December 26, 2023. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

In addition, under the Bylaws certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting of stockholders that will not be included in our proxy statement. A stockholder wishing to make a nomination for election to the Board or to have a proposal presented at an annual meeting of stockholders that is not included in our proxy statement must submit written notice of such nomination or proposal so that the Secretary of the Company receives it no later than                     , 2024, but no earlier than                     , 2024, which is sixty (60) days and ninety (90) days prior to the one year anniversary of the date of the Annual Meeting, respectively. However, in the event that the Company does not hold an annual meeting of stockholders in a given year or if the date of the annual meeting of stockholders is changed by more than thirty (30) days from the date of the preceding year’s annual meeting of stockholders, notice by the stockholder must be delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

The deadline for providing notice of a solicitation of proxies in support of director nominees other than the registrant’s nominees is                 , 2024.

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Item 1—Election Of Directors

ITEM 1—ELECTION OF DIRECTORS

The Bylaws provide that the Company’s business shall be managed by a Board ranging from one to twelve members. The number of directors may be increased or decreased from time to time by resolution of the Board. Directors are generally elected at the annual meeting of the stockholders and each director elected shall hold office until a successor is duly elected and qualified or until his or her death, resignation or removal.

The Board is currently comprised of ten members. The independent directors of the Board identify and recommend director candidates to serve on the Board. Director candidates are then nominated for election by the Board. Stockholders are also entitled to nominate director candidates for election in accordance with the procedures set forth in the Bylaws (see “Submission of Stockholder Proposals and Director Nominations” above).

As previously announced, effective as of May 1, 2023, Mr. Stark stepped down from his role as Chairman and was succeeded by Terry Jimenez. Mr. Stark will cease to serve as our Chief Executive Officer and President as of the close of business on June 30, 2023. In addition, each of Mr. Stark, Mr. Keitel, and Mr. Stech will not stand for re-election as directors at the Annual Meeting. As a result, immediately following the annual meeting, the Board will be comprised of seven members.

In identifying and recommending director candidates to serve on the Board, the independent directors of the Board consider the qualifications and composition of the Board as a whole, taking into account the totality of experience, skills, and other qualifications or attributes that the individual nominees collectively bring to the Board and striving to maintain diversity of representation among its members. The independent directors also consider each individual’s experience, skills and other qualifications and attributes to determine that individual’s suitability and desirability for service on the Company’s Board. All director candidates should possess high personal and professional ethics, integrity, and values, and should have sufficient time available to devote to service on the Board and Board committees. The characteristics which the independent directors consider include, but are not limited to, an individual’s: (i) personal integrity and professional ethical standards along with the willingness to express independent thought; (ii) commitment to representing the long-term interests of the Company’s stockholders; (iii) practical wisdom and mature judgment; (iv) objectivity; (v) professional knowledge and business expertise; and (vi) broad industry knowledge. The Nominating and Governance Committee also considers diversity criteria, including gender, race and ethnicity, in identifying and evaluating director nominees, and the Board values diverse viewpoints, backgrounds, and experiences. In 2021 and early 2022, the Nominating and Governance Committee charter was amended to implement a commitment to interview at least one diverse candidate for each open director position and a goal of having at least two diverse directors, as contemplated by Nasdaq listing rules, on the Board.

Seven directors are to be elected at this Annual Meeting. All of the Company’s nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. If some or all of the Company’s nominees are unable to serve or for good cause will not serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any substitute nominee(s) designated by the Board. In no event, however, will the shares represented by proxy be voted for more than nine nominees. Director elections are determined by a plurality of the votes of the shares present at the Annual Meeting virtually or represented by proxy and entitled to vote on the election of directors.

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Item 1—Election Of Directors

We are confident that all of the directors in our slate of Board nominees have the right mix of professional accomplishment, skills, experiences and reputation that makes them exceptionally qualified to serve as representatives of all stockholders. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value. The Board unanimously recommends that you vote “FOR” the election of L. Gregory Ballard, Terry Jimenez, Katherine L. Scherping, Julia W. Sze, Michelle D. Wilson, Andrew Wolfe, Ph.D., and William Wyatt. Set forth below is information regarding each of the Company’s director nominees, including the specific experience, qualifications, skills or attributes that led to the conclusion that such nominee should serve as a director of the Company. Please see “Item 1—Election of Directors, Nominees for Director” for more information about each director nominee’s individual qualifications that make him or her qualified to serve as a director.

Name	Age	Title

Terry Jimenez	51	Chair, Independent Director

L. Gregory Ballard	69	Independent Director

Katherine L. Scherping	63	Independent Director

Julia W. Sze	56	Independent Director

Michelle D. Wilson	57	Independent Director

Andrew Wolfe, Ph.D.	60	Independent Director

William Z. Wyatt	39	Independent Director

DIRECTOR SKILLS MATRIX	# of Directors
Executive Leadership Experience	7

Financial and Operations Experience	4

Product & Intellectual Prop. Strategies Experience	2

eCommerce & Merchandising Experience	2

Capital Markets/Investment Management	3

Mergers and Acquisitions	4

Gaming Industry Experience	2

Computer Technology Experience - Hardware & Software Development	2

Other Public Company Board Experience	4

Information Security Experience	5

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Item 1—Election Of Directors

Board Diversity

The chart below reflects the diversity of our director nominees based on their self-identified characteristics. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

BOARD DIVERSITY MATRIX (As of May 9, 2023)

Total Number of Directors	7
Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4
Number of Directors who identify in any of the categories below
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Nominees for Director.

Terry Jimenez	Age: 51

Chairman Since May 2023 Director Since October 2022 Committees Nominating and Governance (Member)

Biographical Information

Terry Jimenez joined the Board in October 2022 and was named Chairman of the Board effective May 1, 2023. He is also a member of the Nominating and Governance Committee. Mr. Jimenez previously served as Chief Executive Officer, President and member of the board of directors at Tribune Publishing Company, a publicly traded diversified media company with $1 billion in annual revenue. Prior to Tribune Publishing, he was a Partner within IBM’s Global Business Services division working on large transactions in Australia, Brazil, UK, Poland, Holland, Italy and other countries. Earlier in his career, Mr. Jimenez served in a variety of finance, strategy and leadership roles with McDonald’s Corporation. He previously served as Chairman of the BestReviews board and currently serves on the boards of the Ronald McDonald House Charities of Chicagoland/NW Indiana (including as Audit Committee Chair and Treasurer) and Northern Illinois University College of Business. Mr. Jimenez received his MBA from Northwestern University’s Kellogg School of Business and his B.S. in Accounting from Northern Illinois University.

Qualifications

Mr. Jimenez has significant experience in executive leadership roles, M&A transactions, and capital allocation. Mr. Jimenez provides the Board with experience in multiple industries across the areas of product and intellectual property strategies, e-commerce and marketing, information technology, financial and operations, and public company boards.

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Item 1—Election Of Directors

L. Gregory Ballard	Age: 69

Director Since April 2017 Committees Audit (Member)

Biographical Information

Greg Ballard joined the Board in April 2017 and is a member of the Audit Committee. Since January 2021, Mr. Ballard has served as the managing partner of Coachella Advisors. He is also a member of the board of directors of TeamSpeak Systems, Inc. From June 2016 to December 2020, he was the general partner of Eleven Ventures, an operationally focused seed venture investment fund. Prior to joining Eleven Ventures, Mr. Ballard served as Senior Vice President of Mobile, Social and Emerging Platforms and Senior Vice President of Digital Games for Warner Bros. Interactive Entertainment from April 2013 to 2016 and October 2010 to 2016, respectively. From May 2010 to September 2010, Mr. Ballard served as Chief Executive Officer of Transpera, Inc., a mobile video advertising network. He also served as president & CEO of Glu Mobile Inc., a publisher of mobile video games, from October 2003 to December 2009, has served as CEO of SONICblue, Inc., Ancestry.com, and 3DFX Interactive, and has held senior management roles for Virgin USA, Time Warner, and Capcom. Mr. Ballard has previously served on the boards of Better Place Forests Co., DTS Inc., Transpera, Inc., Glu Mobile Inc., Pinnacle Systems, Inc., Imagine Games Network, and THQ Inc.

Qualifications

Mr. Ballard brings nearly 40 years of experience as an executive, investor, and entrepreneur with various technology companies Mr. Ballard’s significant expertise across gaming, mobile, and content, in addition to extensive management and board expertise, qualifies him to serve as a director.

Katherine L. Scherping	Age: 63

Director Since May 2022 Committees Audit (Chair) Nominating and Governance (Member)

Biographical Information

Katherine L. Scherping, CPA, CGMA joined the Board in May 2022 and is the Chair of the Audit Committee and a member of the Nominating and Governance Committee. Ms. Scherping has served as Chief Executive Officer of KLS Advisors, Inc., a financial and executive leadership advisory firm, since October 2011. Ms. Scherping previously served as Chief Financial Officer of National CineMedia, Inc. (Nasdaq: NCMI), the largest cinema advertising network in the U.S., from August 2016 to March 2020. She also served in various positions at QCE, LLC (d/b/a Quiznos Subs), a privately held quick-serve sub sandwich restaurant franchisor, including as Interim Chief Executive Officer in 2016 and Chief Financial Officer from December 2013 to July 2016. Previously, Ms. Scherping also served as Chief Financial Officer of Red Robin Gourmet Burgers, Inc. (Nasdaq: RRGB) and of Tanning Technology Corporation (formerly Nasdaq: TANN), which operated as an information technology services provider. Ms. Scherping served as chair of the audit committee of the board of directors of Papa Murphy’s Holdings, Inc. (formerly Nasdaq: FRSH), from February 2017 until its acquisition by MTY Food Group Inc. (OTC: MTYFF) in May 2019. Ms. Scherping received her B.S. in Accounting from Northern Illinois University.

Qualifications

Ms. Scherping has over 38 years of finance, accounting, and managerial experience. This experience, as well as her service as the Chief Financial Officer of several public and private companies across multiple industries, including over 18 years in international hospitality and consumer businesses, make her well-qualified to serve as a director.

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Item 1—Election Of Directors

Julia W. Sze	Age: 56

Director Since December 2022 Committees Nominating and Governance (Chair) Compensation (Member)

Biographical Information

Julia W. Sze, CFA joined the Board in December 2022 and is the Chair of the Nominating and Governance Committee and a member of the Compensation Committee. Since 2008, she has been at the forefront of the impact investing field, working to build better ESG standards in businesses at all stages. She currently serves on the board and audit and compensation committees of Cavco Industries, the country’s third largest manufacturer of systems-built homes, and on the boards of Laird Norton Wealth Management and Tern Bicycles. She is a distinguished professional faculty member at UC Berkeley’s Haas School of Business and the University of New Mexico’s Anderson School of Management, where she teaches courses on impact investing and portfolio management. In addition to her public company board experience and financial and operations experience, Ms. Sze provides the board with extensive expertise in international capital markets and ESG best practices.

Qualifications

Ms. Sze has over 25 years of executive leadership experience in financial services as a global portfolio manager, hedge fund manager, and chief investment officer for large institutional portfolios.

Michelle D. Wilson	Age: 57

Director Since May 2022 Committees Compensation (Chair)

Biographical Information

Michelle D. Wilson joined the Board in May 2022 and is the Chair of the Compensation Committee. Ms. Wilson has served as Co-Founder and Co-Chief Executive Officer of Isos Capital Management, an independent investment firm focused on investment opportunities in the media, entertainment and sports industries, since January 2021. She also serves on the board of directors of World Wrestling Entertainment, Inc. (NYSE: WWE) (“WWE”) and of WTA Ventures, the commercial entity of the Women’s Tennis Association. Ms. Wilson previously served as the Co-Founder, Co-Chief Executive Officer and Co-Chair of Isos Acquisition Corporation (n/k/a Bowlero Corp. (Nasdaq: BOWL)), from January 2021 until its merger with Bowlero Corp. (“Bowlero”) in December 2021. From February 2020 to December 2020, Ms. Wilson was a private investor. Prior to that, Ms. Wilson served in various roles for WWE, including as Co-President and member of the board of directors from February 2018 to January 2020, Chief Revenue & Marketing Officer from 2013 to February 2018, and Chief Marketing Officer from 2009 to 2013. Earlier in her career, Ms. Wilson served in various positions with the United States Tennis Association, the XFL, the National Basketball Association, RJR Nabisco, Inc. (n/k/a Nabisco), and Johnson & Johnson (NYSE: JNJ). Ms. Wilson currently serves as a member of the board of directors of Bowlero and the Make-A-Wish Foundation of Connecticut, since 2015. Ms. Wilson received her MBA from Harvard Business School and her BSE in Chemical Engineering from the University of Pennsylvania.

Qualifications

Ms. Wilson possesses business and financial planning expertise and extensive executive-level experience in marketing, strategy and operations across a variety of consumer brands and sectors. This experience, along with her operational and strategic expertise as a board member of public companies, make her well-qualified to serve as a director.

17

Item 1—Election Of Directors

Andrew Wolfe, Ph.D.	Age: 60

Director Since February 2012 Committees Audit (Member) Nominating and Governance (Member)

Biographical Information

Andrew Wolfe, Ph.D. joined the Board in February 2012 and is a member of the Audit Committee and the Nominating and Governance Committee. Dr. Wolfe founded Wolfe Consulting in 2002, and currently serves as a technology and intellectual property consultant in the consumer electronics, computer, and semiconductor industries. He also testifies and serves as a consulting expert for intellectual property and other technology-related litigation matters. In addition, he serves as a lecturer at Santa Clara University where he teaches about Embedded Systems, Computer Architecture, and Mechatronics and he is currently a fellow at the Institute of Electrical and Electronic Engineers. Previously, Dr. Wolfe was Chief Technology Officer for SONICblue, Inc. (formerly S3, Inc.) from 1999 to 2002 and also served as Senior Vice President of Business Development from 2001 to 2002.

Qualifications

Dr. Wolfe has over 30 years of experience working with Fortune 500 corporations and technology startups, with expertise in developing new products and technologies as well as in product and intellectual property strategy. Dr. Wolfe’s notable technology, intellectual property, and licensing experience qualifies him to serve as a director.

William Wyatt	Age: 39

Director Since May 2023

Biographical Information

William Wyatt joined the Board in May 2023 and is a member of the Value Enhancement Committee. Since August 2018 Mr. Wyatt has been the Managing Partner of The Donerail Group LP, an investment management firm. Prior to Donerail, from March of 2015 Mr. Wyatt was a Portfolio Manager at Starboard Value LP, a New York-based investment adviser, where he served as the Head of Event Driven Investments. Mr. Wyatt also served in a variety of investment and leadership roles at Empyrean Capital, Magnetar Capital and Goldman Sachs.

Qualifications

Mr. Wyatt possesses extensive business and investment expertise, and executive-level experience. The Board believes that his experience as an investment manager makes him well-qualified to serve as a director.

The Board unanimously recommends a vote FOR each of the listed nominees by voting on the Proxy Card.

2023 Proxy Statement	18

Executive Officers

EXECUTIVE OFFICERS

The following table sets forth the names, current ages and titles of the Company’s two current Named Executive Officers.

Name	Age	Title

Executive Officers

Juergen Stark	56	Chief Executive Officer and President

John T. Hanson	66	Chief Financial Officer, Treasurer and Secretary

Juergen Stark. Juergen Stark joined the Company in September 2012 as Chief Executive Officer, President, and a Board director, and served as Chair of the Board from January 2020 through April 2023. Mr. Stark will step down from his role as CEO effective June 30, 2023. From August 2010 to June 2012, Mr. Stark was the Chief Operating Officer for Motorola Mobility Holdings, Inc.’s multi-billion-dollar mobile devices business. Prior to that role, he ran multiple hardware and software businesses in the consumer, enterprise, and government sectors for Motorola. Earlier in his career, he was CEO of Centerpost Corporation, a technology company he co-founded in 2000.

John T. Hanson. Mr. Hanson is our Chief Financial Officer, Treasurer and Secretary and has served as Chief Financial Officer of the Company since September 2013. Before joining Turtle Beach, Mr. Hanson served as Executive Vice President and Chief Financial Officer of Dialogic, Inc., a global telecommunications network appliance and software business, from September 2011 to June 2013. From June 2013 to September 2013 and from April 2011 to September 2011, Mr. Hanson pursued personal interests. From April 2008 to April 2011, Mr. Hanson served as Chief Financial Officer for OneCommunications Corp., a local exchange carrier located in Boston, Massachusetts. Mr. Hanson has also previously served as the Chief Financial Officer for Worldport Communications, Inc., Millennium Rail, Inc., and Wace USA, Inc., and in other senior financial positions with Motorola, Inc. and Ameritech, Inc. Mr. Hanson has a B.A. in Commerce with an accounting major from DePaul University and an M.B.A. from the Northwestern University J.L. Kellogg Graduate School of Business. He is a CPA (inactive) in Illinois and was previously an adjunct professor at the Lake Forest Graduate School of Management.

19

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of May 5, 2023, for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s current executive officers and directors, and (iii) all of the Company’s current executive officers and directors as a group. Other than as set forth below, we are not aware of any other stockholder who may be deemed a beneficial owner of more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 5, 2023, and any restricted stock which will become vested within 60 days after May 5, 2023, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the persons below is c/o Turtle Beach Corporation, 44 South Broadway, 4th Floor, White Plains, New York 10601.

Executive Officers and Directors	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares Beneficially Owned(2)

Juergen Stark(3)	923,974	5.2%

John T. Hanson(4)	116,481	*

William E. Keitel(5)	149,730	*

Andrew Wolfe, Ph.D.(6)	113,822	*

L. Gregory Ballard(7)	91,516	*

Terry Jimenez	16,551	*

Katherine L. Scherping	14,857	*

Brian Stech	14,857	*

Michelle D. Wilson	14,857	*

Julia W. Sze	13,453	*

William Wyatt(8)	559,759	3.3%

All current executive officers and directors as a group (11 persons)	2,029,857	11.4%

Stockholders of 5% or more (excludes executive officers and directors)

BlackRock, Inc.(9)	1,052,963	6.3%

Hudson Bay Capital Management LP(10)	916,165	5.4%

The Vanguard Group(11)	846,786	5.0%

Islet Management, LP(12)	1,166,500	6.9%

*	Less than 1%.

(1)	As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared power to dispose, or direct the disposition, of a security.

(2)	Beneficial ownership percentages are based upon 17,036,026 shares of Common Stock outstanding as of May 5, 2023.

(3)	Mr. Stark has sole voting power and sole dispositive power over 923,974 shares of Common Stock. Includes 587,500 stock options that are fully exercisable as of May 5, 2023.

(4)	Includes 68,025 stock options that are either currently exercisable or exercisable within 60 days of May 5, 2023, and 5,980 RSUs that will vest on May 17, 2023.

(5)

Includes 67,887 stock options that are either currently exercisable or exercisable within 60 days of May 5, 2023 and 14,500 shares held by The Keitel McSweeney Family Trust, of which Mr. Keitel is a trustee.

2023 Proxy Statement	20

Security Ownership of Certain Beneficial Owners and Management

(6)	Includes 36,963 stock options that are either currently exercisable or exercisable within 60 days of May 5, 2023.

(7)	Includes 44,852 stock options that are either currently exercisable or exercisable within 60 days of May 5, 2023 and 2,000 shares held by his spouse.

(8)

Includes 44,795 shares of Common Stock over which Mr. Wyatt has sole voting power and sole dispositive power and 514,964 shares of Common Stock over which Mr. Wyatt has shared voting power and shared dispositive power.

(9)

According to a Schedule 13G/A filed with the SEC on February 1, 2023, reporting the beneficial ownership of 1,052,963 shares of Common Stock. BlackRock, Inc. reported it has sole voting power over 1,042,002 shares and sole dispositive power over 1,052,963 shares of Common Stock, respectively. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(10)

According to a Schedule 13G filed with the SEC on February 8, 2023, reporting the beneficial ownership of 916,165 shares of Common Stock. Hudson Bay Capital Management LP reported it has shared voting power over 916,165 shares and shared dispositive power over 916,165 shares of Common Stock, respectively. The address for Hudson Bay Capital Management LP is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(11)

According to a Schedule 13G/A filed with the SEC on February 9, 2023, reporting the beneficial ownership of 846,786 shares of Common Stock. The Vanguard Group reported it has shared voting power over 19,503 shares, sole dispositive power over 820,713 shares and shared dispositive power over 26,073 shares of Common Stock, respectively. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(12)

According to a Schedule 13G filed with the SEC on April 3, 2023, reporting the beneficial ownership of 1,166,500 shares of Common Stock. Islet Management, LP reported it has shared voting power over 1,166,500 shares of Common Stock and shares dispositive power over 1,166,500 shares of Common Stock. The address for Islet Management, LP is 590 Madison Avenue, 27th Floor, New York, NY 10022.

21

Audit Committee Report

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that Section. This report shall not be deemed “incorporated by reference” into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether such filing occurs before or after the date hereof, regardless of any general incorporation language in such filings, except to the extent that the Company specifically incorporates it by reference.

The Audit Committee assists the Board in meeting its oversight responsibility to stockholders, potential stockholders, the investment community, and others. The Audit Committee’s function is one of oversight, recognizing that management is responsible for preparing the Company’s financial statements, and the independent registered public accounting firm is responsible for auditing those statements. Management of the Company is responsible for (i) the preparation, presentation, and integrity of the Company’s financial statements; (ii) the appropriateness of the accounting principles and reporting policies that are used by the Company; (iii) establishing and maintaining adequate internal control over financial reporting, as such term is defined in the Exchange Act; and (iv) maintaining adequate disclosure controls and procedures, as such term is defined by the Exchange Act. The Company’s independent registered public accounting firm is responsible for (a) auditing the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America and (b) reviewing the Company’s unaudited interim condensed consolidated financial statements. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the Company’s independent registered public accounting firm. The Audit Committee will, however, take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee is directly responsible for the selection of the independent registered public accounting firm to be retained to audit the Company’s consolidated financial statements and, if applicable, its internal control over financial reporting, and once retained, the independent registered public accounting firm reports directly to the Audit Committee. The independent registered public accounting firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to the Company’s consolidated financial statements and related disclosures and, as applicable, internal control over financial reporting of the Company and makes recommendations to the Board as it deems appropriate from time to time. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee is currently composed of four directors, each of whom the Board has determined to be independent as that term is defined by applicable Nasdaq listing standards and SEC rules. The Board has determined, in accordance with applicable Nasdaq listing standards, that Katherine L. Scherping is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance-Audit Committee Charter”. The Audit Committee charter is reviewed on an annual basis by the Audit Committee and is subject to amendment from time to time.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and discusses these matters with the Company’s independent registered public accounting firm. The Audit Committee also discusses with senior management the Company’s disclosure controls and procedures. The Audit Committee’s oversight of the independent registered public accounting firm includes resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with the Company’s management and its independent registered public accounting firm. In addition, the Audit Committee reviewed and discussed the Company’s quarterly earnings releases and Exchange Act filings for the year ended December 31, 2022, with management and the Company’s independent registered public accounting firm, which included a discussion of the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. The Audit Committee also discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees)

2023 Proxy Statement	22

Audit Committee Report

and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence, including the compatibility of any non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the 2022 results of its consolidated financial statement audit and the overall quality of the Company’s financial reporting. The independent registered public accounting firm has direct access to the Audit Committee at any time on any issue of its choosing, and the Audit Committee has the same direct access to the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s 2022 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee has appointed the firm of BDO USA, LLP as independent registered public accounting firm to audit and report upon the Company’s consolidated financial statements and internal control over financial reporting for the year ending December 31, 2023.

AUDIT COMMITTEE

Katherine L. Scherping, Chair

L. Gregory Ballard

Andrew Wolfe, Ph.D.

23

ITEM 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023 and internal control over financial reporting. Although action by the stockholders on this matter is not required under Nevada law or the Sarbanes-Oxley Act of 2002, as amended, or the rules of the SEC promulgated thereunder, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Ratification requires the affirmative vote of a majority of the votes cast (excluding abstentions) at the Annual Meeting. If this appointment is not ratified by the stockholders, the Audit Committee may reconsider its appointment. One or more representatives of BDO USA, LLP are expected to attend the Annual Meeting telephonically. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board unanimously recommends a vote FOR ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Principal Accountant Fees and Services.

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with (i) the audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 set forth in our Annual Reports on Form 10-K for the years then ended and (ii) the review of our quarterly consolidated financial statements as set forth in our Quarterly Reports on Form 10-Q for each of our quarters during 2022 and 2021, as well as any fees paid to our independent registered public accounting firm for audit-related work, tax compliance, tax planning and other consulting services are set forth in the table below:

	2022	2021(1)

Audit Fees	$1,101,194	$970,826

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

TOTAL	$1,101,194	$970,826

(1)

The 2021 Audit Fees disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 20, 2022 inadvertently did not account for charges related to statutory fees. The table above reflects the updated amount.

Audit fees: Audit fees consist of fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the U.S. Securities and Exchange Commission (the “SEC”), and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees: Audit-related fees consist of fees for professional services reasonably related to the performance of the audit or review of the financial statements and are not included in Audit Fees.

Tax fees: Tax fees consist of fees for tax services, including tax compliance, and related expenses.

All other fees: Fees for products and services other than the services described above.

Pre-approval of Services.

All audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, BDO USA, LLP, require pre-approval by the Audit Committee in accordance with the Audit Committee charter. The Company’s Audit Committee approves the independent registered public accounting firm’s engagement prior to the independent registered public accounting firm rendering any non-audit services. The Audit Committee pre-approved all of the 2022 and 2021 fees paid to BDO USA, LLP.

2023 Proxy Statement	24

ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

ITEM 3 - APPROVAL OF AMENDMENT TO 2013 STOCK-BASED INCENTIVE COMPENSATION PLAN (AS AMENDED)

Introduction

This is a proposal to approve an amendment to the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan (as amended) (the “2013 Plan”) to change the name of the 2013 Plan to Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan and increase the number of shares available thereunder (such amendment, the “2023 Stock Plan Amendment” and the 2013 Plan, after giving effect to the 2023 Stock Plan Amendment, the “Amended Plan”).

If stockholders approve the 2023 Stock Plan Amendment, the 2023 Stock Plan Amendment will become effective upon the date of the 2023 Annual Meeting (i.e., July 6, 2023).

Summary of Material Changes Being Made to the Current Plan

The 2023 Stock Plan Amendment will make the following material changes to the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan (as amended):

Increase in Authorized Shares	Increase the number of shares authorized for issuance under the Amended Plan by 1,049,000 additional shares.
Update to Limit on Shares Granted As Incentive Stock Options	Update the maximum number of shares of Common Stock available for awards that are intended to be incentive stock options to 6,326,353 shares.

Purpose of Share Reserve Increase

As of May 5, 2023, a total of 6,880 shares of our Common Stock remained available for future grants under the 2013 Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the 2013 Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the company and our stockholders. Based on our expected future share usage, which we believe will be higher than our historic usage, we estimate that the addition of 1,049,000 shares will provide us with a sufficient reserve for one to two years of grants of stock awards.

The table below shows the stock awards that were outstanding under the 2013 Plan as of May 5, 2023. On May 5, 2023, the closing sale price of a share of the Company’s Common Stock on The Nasdaq Global Market was $12.98.

Shares underlying outstanding stock options (#)	Weighted average exercise price per share ($)	Weighted average remaining term	Shares underlying Full Value Awards	Shares available for future grant

1,528,686	7.66	5.55	1,808,711	6,880

Burn Rate and Equity Overhang

The Compensation Committee regularly reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. The table below shows our burn rate and equity overhang activity relating to equity grants under the 2013 Plan for the last three fiscal years.

Element	2022	2021	2020	Average

Granted	673,715	519,995	1,337,356	843,698

Weighted Average Common Shares Outstanding	16,450,424	15,915,168	14,800,682	15,722,091

Burn Rate	4.10%	3.27%	9.04%	5.47%

Outstanding	2,692,665	2,661,694	3,061,017	2,805,125

Common Shares Outstanding	16,569,173	16,168,147	15,475,504	16,070,941

Overhang	16.25%	16.46%	19.78%	17.50%

25

ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

The table below shows the number of options and full value awards granted in each of the last three years.

Fiscal Year	Time-Based Option Awards Granted	Time-Based Restricted Stock Awards Granted	Performance- Based Restricted Stock Awards Granted

2022	—	506,715	167,000

2021	11,550	374,445	134,000

2020	910,004	427,352	—

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal 3 include embedded assumptions which are highly dependent on the public trading price of our Common Stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.

Best Practices

We have designed the Amended Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:

•

No Liberal Share Recycling. The following shares may not be added back to the pool of shares available for issuance under the Amended Plan: (i) any shares used in payment upon exercise of stock options or stock-settled stock appreciation rights (“SARs”); (ii) any shares withheld or surrendered for the payment of taxes relating to any award; and (iii) shares purchased on the open market with proceeds from the exercise of stock options. If any outstanding awards are settled in cash, the shares underlying such awards will again become available for issuance under the Amended Plan.

•

Double-Trigger Vesting Upon a Change in Control. The Amended Plan provides for double-trigger equity vesting in the event of a Change in Control (as defined in the Amended Plan), which generally means that if outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a Change in Control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate generally only if the participant is terminated without cause within 12 months following the Change in Control.

•

Minimum Vesting Requirements. The Amended Plan establishes a minimum vesting requirement – any awards granted under the Amended Plan generally may not vest over a period of less than one year from the grant date. This minimum vesting schedule will not apply in the case of (i) Substitute Awards (as defined below) or (ii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. This minimum vesting schedule also does not apply for up to 5% of the shares authorized under the Amended Plan, subject to adjustments permitted by the Amended Plan.

•

Annual Limits on Awards, Including Awards to Non-Employee Directors. The maximum aggregate number of shares relating to awards made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock. The Amended Plan also limits the maximum number of shares that may be granted during any one fiscal year to any individual participant (other than a non-employee director) to 500,000 shares.

•

Explicit “No Repricing” Provisions. Subject to certain adjustment provisions, the Amended Plan expressly provides that the terms of stock options or SARs may not be amended or replaced, without stockholder approval, to (i) reduce the exercise or base price of outstanding options or SARs, (ii) cancel outstanding options or SARs in exchange for options or SARs with a lowered exercise or base price, or (iii) replace outstanding options or SARs in exchange for other awards or cash at a time when the exercise price of such options or SARs is higher than the fair market value of a share of Common Stock.

•

Clawback/Recoupment Provision. The Amended Plan includes a “clawback” or recoupment provision, which provides that awards will be subject to cancellation or forfeiture pursuant to any clawback, recoupment or similar policy required by law or otherwise adopted by the Board.

•

No Discounted Stock Options or SARs. The Amended Plan requires that stock options and SARs must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted.

2023 Proxy Statement	26

ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

•

No Liberal Change in Control Definition. The Amended Plan defines Change in Control based, in part, on the transaction actually occurring, rather than the announcement or stockholder approval of the transaction.

•	No Tax Gross Ups. The Amended Plan does not provide for any tax gross ups.

Board Approval of the 2023 Stock Plan Amendment

On May 15, 2023, our Board approved the 2023 Stock Plan Amendment, subject to approval from our stockholders at the 2023 Annual Meeting. Our named executive officers and directors have an interest in this proposal because they are eligible to receive plan awards. participants for their contributions to our success and the growth in the value of our Common Stock.

Summary of the Amended Plan

The following is a summary of the principal purposes and provisions of the Amended Plan, which is qualified in its entirety by reference to the complete text of the Amended Plan, a copy of which is attached as Annex A to this Proxy Statement. To the extent the description below differs from the text of the Amended Plan set forth in Annex A, the text of the Amended Plan controls.

Purpose. The purpose of the Amended Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees, consultants, and non-employee directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of our Common Stock by such participants.

Administration. The Amended Plan is administered by the Compensation Committee (the “Committee”). The Committee’s powers regarding the Amended Plan include the ability to: (i) select the employees, consultants and non-employee directors who will receive awards under the Amended Plan; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of Common Stock to which an award will relate and the terms and conditions of any award granted under the Stock Plan, including restrictions as to vesting, transferability or forfeiture, exercisability or settlement; (iv) determine whether, to what extent, and under what circumstances an award may be canceled, forfeited, or surrendered; (v) determine the achievement of any applicable performance goals; (vi) adopt necessary rules and regulations to administer the Amended Plan; and (vii) construe and interpret the Amended Plan and make all other determinations as it may deem necessary or advisable for the administration of the Amended Plan. The Committee may delegate its authority under the Amended Plan, consistent with the terms thereof and applicable law.

Eligibility. All employees and consultants of the Company, its subsidiaries and affiliates and all non-employee members of our Board are eligible to receive awards under the Amended Plan. As of May 5, 2023, 111 employees, 8 non-employee directors, 6 consultants and 4 agency temporary employees were eligible to receive awards under the Amended Plan. As of December 31, 2022, 153 employees, 8 non-employee directors, 4 consultants and 6 agency temporary employees held awards under the Current Plan.

Because our executive officers and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Item 5 proposal.

Shares Available. Subject to adjustment as described below under “Adjustment Provisions,” the maximum number of shares of Common Stock authorized for issuance under the Amended Plan is 5,277,353 shares of Common Stock, plus 1,049,000 new shares. This aggregate amount will be reduced by any shares subject to awards granted under the Current Plan between May 5, 2023 and the Effective Date.

Share Counting Provisions. For purposes of calculating the number of shares of Common Stock issued under the Amended Plan, and subject to the adjustment provisions set forth in the Amended Plan:

•

If any award granted under the Amended Plan or Current Plan is forfeited, canceled, or such award otherwise terminates, any shares subject to such award will not be counted against the Amended Plan share pool.

•

SARs or stock options are counted in full against the number of shares available for future awards under the Amended Plan, regardless of the number of shares of Common Stock issued upon settlement of the SAR or stock option.

•

If any shares subject to an award granted under the Amended Plan or Current Plan are retained or reacquired by the Company in payment of an exercise price or satisfaction of a withholding or other tax obligation in connection with any award, such shares will not be made available for future awards under the Amended Plan.

•

The following items will not count against the aggregate number of shares available for future awards under the Amended Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding award; (ii) any

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ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

award that is settled in cash rather than by issuance of shares of Common Stock; or (iii) awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become participants as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Subsidiary (“Substitute Awards”).

Any shares issued under the Amended Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased on the open market.

Limitations on Awards. Subject to adjustment as provided in the Amended Plan:

•	No more than 500,000 shares of Common Stock subject to awards may be granted during any one fiscal year to any one participant.

•	The number of shares of stock that may be issued pursuant to incentive stock options, in the aggregate, cannot exceed 6,326,353 shares of Common Stock.

•	The maximum aggregate number of shares of Common Stock associated with any Award made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock.

Types of Awards. Awards that can be granted under the Amended Plan include Common Stock, deferred stock, restricted stock, restricted stock units (referred to as “RSUs”), stock options, SARs, and performance-based awards.

Common Stock. In a Common Stock award, a participant receives a grant of shares of our Common Stock, which shares are not subject to any restrictions on transfer or other vesting conditions. Upon the grant date, the participant will have all of the customary rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends with respect to such shares.

Deferred Stock. In a deferred stock award, the Company agrees to deliver, subject to certain conditions, a fixed number of shares of our Common Stock to the participant at the end of a specified deferral period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares of deferred stock during the applicable deferral period, and the participant will have no future right to any dividend paid during such period.

Restricted Stock. In a restricted stock award, a participant receives a grant of shares of our Common Stock that are subject to certain restrictions, including forfeiture of such stock upon the happening of certain events. During the restriction period or periods, holders of restricted stock will have the right to vote the shares of restricted stock. No dividends will be paid with respect to shares of restricted stock during the applicable restriction period, and the participant will not have a future right to any dividend paid during such period.

Restricted Stock Units. An RSU is a grant of the right to receive a payment in our Common Stock or cash, or in a combination thereof, equal to the fair market value of a share of our Common Stock on the expiration of the applicable restriction period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares underlying an RSU during the applicable restriction period, and the participant will have no future right to any dividend paid during such period.

Stock Options. Stock options granted under the Amended Plan may be either incentive stock options or non-qualified stock options. The exercise price of an option must be at least 100% of the fair market value of our Common Stock on the date of the grant. If the participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of stock of our company, the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of Common Stock on the date the incentive stock option is granted.

Stock Appreciation Rights. A grant of a SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR as determined by the Committee. The grant price of an SAR may never be less than 100% of the fair market value of a share of Common Stock on the date of grant.

Performance-Based Awards. Awards under the Amended Plan may be granted contingent upon the achievement of Performance Goals (as defined below) within a particular time frame, as determined by the Committee. Performance-based awards may be paid in cash, shares of Common Stock, or any combination thereof. The performance levels to be achieved for each applicable performance period and the amount of the award to be paid will be determined by the Committee in its sole discretion.

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ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

Performance Goals. In the discretion of the Committee, any award may be granted subject to performance goals that must be met by the end of a period specified by the Committee, but that are substantially uncertain to be met before the grant of the award, and that must be based upon one or more of the following as they relate to our company, our subsidiaries or affiliates, or any business unit or department thereof: (i) stock price, (ii) market share, (iii) sales, (iv) earnings per share, (v) diluted earnings per share, (vi) diluted net income per share, (vii) return on stockholder equity, (viii) costs, (ix) cash flow, (x) return on total assets, (xi) return on capital or invested capital, (xii) return on net assets, (xiii) operating income, (xiv) net income, (xv) earnings (or net income) before interest, taxes, depreciation and amortization, (xvi) improvements in capital structure, (xvii) gross, operating or other margins, (xviii) budget and expense management, (xix) productivity ratios, (xx) working capital targets, (xxi) enterprise value, (xxii) safety record, (xxiii) completion of acquisitions or business expansion of the company, our subsidiaries or affiliates (or any business unit or department thereof) (xxiv) economic value added or other value added measurements, (xxv) expense targets, (xxvi) operating efficiency, (xxvii) regulatory body approvals for commercialization of products (xxviii) implementation or completion of critical projects or related milestones, (xxix) quality control, (xxx) supply chain achievements and (xxxi) marketing and distribution of products, in all cases, whether measured absolutely or relative to an index or peer group.

The Committee has discretion to determine the specific targets with respect to each of these categories of Performance Goals. The Committee may also grant performance-based awards that are based on Performance Goals other than those set forth above. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

Consequences of a Change in Control. Upon the occurrence of a Change in Control of the Company, the following may occur:

•

Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding awards that are not exercised or paid at the time of the Change in Control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

•

Unless the applicable award agreement provides otherwise, if a participant’s employment is terminated by the Company or a subsidiary without Cause (as defined in the Amended Plan) upon or within 12 months following a Change in Control, the participant’s outstanding awards will become fully vested as of the date of such termination; provided that any performance-based awards will vest only based on the greater of (i) actual performance as of the date of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of termination.

•

If any outstanding awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the Committee may determine that outstanding stock options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding restricted stock, RSUs, or performance-based awards will immediately lapse; (ii) the Committee may determine that participants will receive a payment in settlement of outstanding RSUs or performance-based awards, in such amount and form as may be determined by the Committee; (iii) the Committee may require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then fair market value of the shares of Common Stock subject to the participant’s unexercised stock options and SARs exceeds the exercise price or base amount, and (iv) after giving participants an opportunity to exercise all of their outstanding stock options and SARs, the Committee may terminate any or all unexercised stock options and SARs at such time as the Committee deems appropriate.

Adjustment Provisions. In the event of a stock dividend, recapitalization, forward or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other corporate transaction or event that affects our Common Stock, the Committee will make equitable adjustments in (i) the number and kind of shares of Common Stock that may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the Amended Plan, and (iv) the exercise or grant price relating to any award, or if deemed appropriate, the Committee may also make provision for a cash payment with respect to any outstanding award.

Actions Requiring Stockholder Approval. Our Board must obtain stockholder approval in order to take any action that would (i) increase the number of shares subject to the Amended Plan, except for adjustments upon changes in capitalization; (ii) result in the re-pricing, replacement or repurchase of any option, SAR or other award; or (iii) be required to be submitted for stockholder approval under any federal or state law or regulation or Nasdaq listing rules.

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ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

Clawback. Any award granted under the Amended Plan will be subject to mandatory repayment by the participant to the Company pursuant to the terms of any company “clawback” or recoupment policy that is directly applicable to the Amended Plan and set forth in an award agreement or as required by law to be applicable to the participant.

Transfer Restrictions. No award or other right or interest of a participant under the Amended Plan may be assigned or transferred for any reason during the participant’s lifetime, other than to the Company or any subsidiary or affiliate, and any attempt to do so will be void and the relevant award will be forfeited. Notwithstanding the foregoing, the Committee may grant awards, other than incentive stock options, that are transferable by the participant during his or her lifetime, but only to the extent specifically provided in the award agreement entered into with such participant. No incentive stock option will be transferable other than by will or the laws of descent and distribution.

Amendment and Termination. The Board generally may amend, alter, suspend, discontinue or terminate the Amended Plan, subject to applicable law and Nasdaq requirements, provided that no such termination or amendment will adversely and materially impact any Award previously granted to a participant without such participant’s written consent. Any Award issued prior to this amendment shall be governed by the terms of the version of the 2013 Plan it was granted under. Unless earlier terminated by action of the Board, the Amended Plan will terminate by its terms on the 10-year anniversary of the Effective Date.

Valuation. The fair market value per share of our Common Stock under the Amended Plan on any relevant date generally is deemed to be equal to the closing selling price per share on that date as determined by the Nasdaq (or if there was no sale on that date, on the last preceding date on which a sale was reported).

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Amended Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE STOCK PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Common Stock. Upon the grant of an award of Common Stock, a participant will recognize ordinary income equal to the difference between the amount paid, if any, for such Common Stock and the fair market value of such Common Stock on the grant date, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. The participant’s tax basis in such shares of Common Stock will equal the fair market value of such shares on the grant date. Upon sale of such shares of Common Stock, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the grant date. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock. A participant recognizes no taxable income and the Company is not entitled to a deduction when deferred stock is awarded. When the deferral period for the award ends and the participant receives shares of the Company’s Common Stock, the participant will recognize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the end of the deferral period. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock. Restricted stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock does not make the election described below, the participant recognizes no taxable income upon the receipt of restricted stock, and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such shares when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon a sale of shares of restricted stock, the participant

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ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

will recognize short-term or long-term gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the lapse of the restrictions. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account) minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to the fair market value of such shares when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of the form of election to his or her federal income tax return for the year in which the shares are received.

Non-Qualified Options. A participant recognizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Under the Amended Plan, payment of the exercise price with respect to non-qualified options may, with the consent of the Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Payment in Common Stock or restricted stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income, and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options. A participant recognizes no taxable income (except that an alternative minimum tax liability may arise) and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (beginning on the date of exercise and ending on the later of two years from the date of grant or one year from the date of exercise), gain or loss recognized by a participant upon sale of the shares received upon exercise will be a long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will recognize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount recognized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as short-term capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year.

Under the Amended Plan, payment of the exercise price with respect to incentive stock options may, with the consent of the Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock or restricted stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the

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ITEM 3 - Approval of Amendment to 2013 Stock-Based Incentive Compensation Plan (as Amended)

tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs. A participant recognizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Withholding. The Company is authorized to withhold from any payment relating to an award under the Amended Plan any payroll or other payment to a participant sufficient to satisfy Federal, state, local, foreign or other taxes (including the participant’s FICA or other applicable social tax obligation) required by law to be withheld with respect to any taxable event arising as a result of the Amended Plan.

The Company may cause any tax withholding obligation to be satisfied by the Company withholding shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates). In the alternative, the Company may permit participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Company withhold shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates) or (b) tendering previously acquired shares of Common Stock having an aggregate fair market value equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates).

New Plan Benefits

No awards have been granted under the Amended Plan. Future awards under the Amended Plan will be made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are not determinable at this time.

Considerations of the Board

We believe that the Amended Plan and the approval of the 2023 Stock Plan Amendment are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of Common Stock available under the 2023 Stock Plan Amendment will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our stockholders do not approve this Proposal 3, the 2023 Stock Plan Amendment, the share increase and the clarification to the number of shares that may be granted as incentive stock options, as described above, will not become effective.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. For purposes of determining approval of this proposal, abstentions and broker non-votes will not affect the results of this vote.

The Board unanimously recommends a vote FOR approval of the Amended Plan.

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ITEM 4 - Advisory Vote on the Compensation of the Company’s Named Executive Officers

ITEM 4 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the agreements and practices described in this Proxy Statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

The Company uses external compensation expertise and biennial benchmarking to ensure that its executive compensation program is competitive and appropriate while being designed to align pay with short-term and long-term Company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our Named Executive Officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers as disclosed in the “Executive Compensation” section of this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and related disclosures.

The affirmative vote of a majority of the votes cast on this proposal is required to approve, on an advisory basis, the compensation of our Named Executive Officers. For purposes of determining approval of this proposal, abstentions and broker non-votes will not affect the results of this vote.

The Board unanimously recommends a vote FOR approval of the compensation of our Named Executive Officers as disclosed in the “Executive Compensation” section of this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and related disclosures.

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Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes and analyzes the 2022 compensation program for our principal executive officer and our principal financial officer, who were our only executive officers at fiscal year-end (our “Named Executive Officers”). For 2022, our Named Executive Officers were:

•	Juergen Stark, our President and Chief Executive Officer (our “CEO”); and

•	John T. Hanson, our Chief Financial Officer, Treasurer, and Corporate Secretary (our “CFO”).

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2022. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our Board (the “Compensation Committee”) and our Board arrived at the specific compensation decisions for our Named Executive Officers in 2022 and discusses the key factors that were considered in determining their compensation.

Executive Summary

Who We Are

Turtle Beach Corporation’s mission is to deliver the ultimate experience to gamers by providing high-quality, high-performance gaming accessories, including headsets, keyboards, mice, gamepad controllers, simulation hardware, microphones, and more. For nearly 50 years, Turtle Beach has been a pioneer and key innovator in audio technology, and today it is one of the most recognized brand names in gaming. Headquartered in White Plains, New York, Turtle Beach was incorporated in the state of Nevada in 2010 and the Company’s stock is traded on the Nasdaq Global Market under the symbol HEAR.

The Turtle Beach® brand has been the market share leader in console gaming headsets for 13-years running with a vast portfolio of headsets for Xbox, PlayStation, and Nintendo consoles, as well as for personal computers (PCs) and mobile/tablet devices. Turtle Beach Corporation’s PC peripherals brand, ROCCAT®, creates PC gaming keyboards, mice and other gaming accessories focused on the PC gaming market. And in 2021, Turtle Beach expanded the brand beyond gaming headsets and began making game controllers and gaming flight simulation accessories. Turtle Beach also creates high-quality USB and analog microphones for gamers, streamers, professionals, and students that embrace cutting-edge technology and design.

Business Highlights

2022 was a challenging year from a macroeconomic and gaming market standpoint. Lower consumer demand, heavy competitive discounting, and extraordinarily high freight costs all impacted our profitability and created challenges for the gaming industry generally. 2022 business highlights included the following:

•	Net revenue was $240.2 million, compared to $366.4 million in 2021;

•	Net income (loss) was $(59.5) million, or $(3.62) per diluted share, compared to net income of $17.7 million, or $0.97 per diluted share, in 2021; and

•	Adjusted EBITDA (loss) was $(18.7) million compared to $36.6 million in 2021.

Executive Compensation Highlights

Based on our overall operating environment and these results, our Board took the following key actions with respect to the compensation of our Named Executive Officers for and during 2022:

•	Base Salaries. Maintained the annual base salaries of our Named Executive Officers, including our CEO, at their 2021 levels.

•

Annual Cash Bonuses. Approved annual cash bonus awards equal to approximately 41% for our CEO, and 48% for CFO, of their target annual cash bonus opportunities under the terms of the Turtle Beach Corporation 2022 Bonus Plan (the “2022 Bonus Plan”), which reflected a 0% payout on 50% of the annual cash bonus tied to financial metrics.

•

Annual Long-Term Incentive Compensation Awards. Granted annual long-term incentive compensation opportunities with 50% of the value in the form of a performance-based restricted stock unit (“PSU”) award and 50% of the value in the form of a time-based restricted stock unit (“RSU”) award for our CEO and for our CFO, an award 40% in PSUs and 60% in RSUs. Based on the Company’s financial performance in 2022, the second performance period of

2023 Proxy Statement	34

Compensation Discussion and Analysis

the 2021 PSU awards and the first performance period of the 2022 PSU awards were not achieved and our Named Executive Officers received no payout for 2022 with respect to either equity award.

•

Retention Long-Term Incentive Compensation Awards. Pursuant to the Turtle Beach Corporation 2022 Retention Plan (the “2022 Retention Plan”), granted a time-based RSU award that will vest in May 2023 to our CEO with a grant date fair value of approximately $180,012 and a time-based RSU award to our CFO that will vest in May 2023 with a grant date fair value of approximately $112,484.

Relationship Between Pay and Performance

We design our executive compensation program to align the attraction, motivation, and retention of our Named Executive Officers with the goal of promoting the interests of our stockholders. To ensure this balance and to motivate and reward individual initiative and effort, we seek to ensure that a meaningful portion of our Named Executive Officers’ target annual total direct compensation opportunity is both “at-risk” and variable in nature.

We emphasize variable compensation that appropriately rewards our Named Executive Officers through the following two principal compensation elements:

•

First, we provide the opportunity to participate in our annual bonus plan, which provides cash payments if they produce short-term results aligned with long-term stockholder value that meet or exceed certain business objectives set forth in our annual operating plan and their individual performance objectives for the year.

•

Second, we grant both PSU awards and RSU awards, which in the aggregate comprise a majority of their target total direct compensation opportunities. The value of these equity awards depends entirely on the value of our Common Stock and, in the case of the PSU awards, their ability to achieve our financial goals over a multi-year period, thereby incentivizing our Named Executive Officers to build sustainable long-term value for the benefit of our stockholders.

These variable pay elements ensure that, each year, a substantial portion of our Named Executive Officers’ target total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance.

We believe that these compensation elements provide balanced incentives for our Named Executive Officers to meet our business objectives and drive long-term growth. To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our Named Executive Officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our performance over this period.

Please refer to the “Pay-Versus-Performance Table” below which demonstrate that the compensation paid to our Named Executive Officers generally aligns with our performance for the performance measures presented in the table over the covered fiscal years, including total shareholder return, net income, and adjusted EBITDA.

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee reviews our executive compensation program on an annual basis to ensure consistency with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation-related policies and practices that were in effect during 2022:

What We Do:

•

“Pay-for-Performance” Philosophy. We maintain a “pay-for-performance” compensation structure tied to achieving financial targets and specific business objectives, including through the use of PSU awards.

•

Maintain Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who determine our compensation policies and practices and who have established effective means for communicating with our stockholders regarding their executive compensation views and concerns, as described in this Proxy Statement.

•

Conduct Executive Compensation Review. The Compensation Committee reviews and approves our compensation strategy annually, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.

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Compensation Discussion and Analysis

•

Maintain Independent Compensation Advisor. The Compensation Committee engaged its own compensation consultant to assist with its 2022 compensation review. This consultant performed no other consulting or other services for us in 2022.

•	Short-Term Incentive Compensation Plan. We use financial metrics in our annual cash bonus plan.

•

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our Named Executive Officers’ compensation is “at risk” based on corporate performance, as well as equity-based, to align their interests with the interests of our stockholders.

•	Multi-Year Vesting Requirements. The annual equity awards granted to our Named Executive Officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

Compensation Recovery (“Clawback”) Policy. We maintain a compensation recovery (“clawback”) policy, which provides that, if due to material non-compliance with any financial reporting requirements under the United States federal securities laws, we are required to prepare an accounting restatement or if the intentional misconduct of an executive officer caused or partially caused the need for the restatement, our Board may recover from our Named Executive Officers the amount of the bonus, incentive compensation, or equity awards (including both time and performance-based awards) that was calculated based upon the achievement of certain financial results that would not have been met had the financial results been properly reported.

•

“Double-Trigger” Change-in-Control Arrangements. All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change-in-control of the Company plus a qualifying termination of employment before payments and benefits are paid).

•

Retirement and Welfare Benefits. Our Named Executive Officers participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees, including payment of health care benefits for employees at the level of director and above and company matching contributions under our Section 401(k) retirement plan available to all employees.

•	Succession Planning. We review the risks associated with our Named Executive Officer positions to ensure adequate succession plans are in place.

What We Don’t Do:

•	No Employment Agreements. We do not have formal individual employment agreements.

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or arrangements to our Named Executive Officers other than the plans and arrangements that are available to all employees. Our Named Executive Officers are eligible to participate in our Section 401(k) retirement plan on the same basis as our other employees.

•	Limited Perquisites. We provide minimal perquisites and other personal benefits to our Named Executive Officers.

•	Incentive Compensation Plan Payouts. We do not provide minimum payouts under either our short-term or long-term incentive compensation plans.

•	No Tax Payments on Perquisites. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits.

•

No Tax Payments on Change-in-Control Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Hedging or Pledging of our Equity Securities. Under our Securities Trading Policy, we prohibit our employees, including our executive officers, and the non-employee members of our Board from hedging or pledging our equity securities, except in certain limited circumstances where advance written approval is obtained from our Compliance Officer.

•	No Stock Option Repricing. We do not reprice outstanding stock options.

•	No Discounted Stock Options. We do not grant discounted stock options.

Stockholder Advisory Vote on Our Named Executive Officer Compensation

At our 2022 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the compensation of our Named Executive Officers (commonly known as a “Say-on-Pay” vote). Approximately 82.5% of the votes cast approved our executive compensation program for 2021. Our Board and the Compensation Committee consider the result of the Say-on-Pay vote in determining the compensation of our Named Executive Officers. Based on the level of support for our

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Compensation Discussion and Analysis

executive compensation program demonstrated by the result of the 2021 Say-on-Pay vote, among other factors, our Board and the Compensation Committee determined not to implement significant changes to our executive compensation program for 2022.

We value the opinion of our stockholders. Our Board and the Compensation Committee will continue to consider the result of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers.

In addition, consistent with the recommendation of our Board and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2019 Annual Meeting of Stockholders, we intend to hold future Say-on-Pay votes on an annual basis. Accordingly, following the Annual Meeting of Stockholders to which this Proxy Statement relates, our next Say-on-Pay vote will be conducted at our 2024 Annual Meeting of Stockholders.

Executive Compensation Philosophy and Objectives

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. We strive to provide an executive compensation program that is competitive, rewards achievement of our business objectives and aligns our Named Executive Officers’ interests with those of our stockholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•	provide market competitive compensation benefit levels that will attract, motivate, reward, and retain a highly talented team of executives within the context of responsible cost management;

•	establish a direct link between our financial and operational results and strategic objectives and the compensation of our executives;

•

align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance; and

•	offer total compensation opportunities to our executives that are competitive, internally consistent, and fair.

We structure the annual compensation of our Named Executive Officers using three principal elements: base salary, annual cash bonus opportunities, and long-term equity incentive opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our Named Executive Officers and stockholders and to link pay with performance.

We have not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. As described below, the Compensation Committee considers a variety of factors in formulating and proposing the appropriate yearly mix among such compensatory elements, including our compensation philosophy and the value of outstanding equity awards granted in prior years.

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee discharges the responsibilities of our Board relating to the compensation of our Named Executive Officers. The Compensation Committee has the authority to make decisions regarding the compensation of our Named Executive Officers and the compensation of the non-employee members of our Board. The Compensation Committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers.

In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our Named Executive Officers when making decisions with respect to their compensation.

The Compensation Committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available at https://corp.turtlebeach.com/corporate-governance/compensation-committee-charter/.

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Compensation Discussion and Analysis

The Compensation Committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program which includes benchmarking of our peer group; however, the Compensation Committee exercises its own judgment in formulating and making decisions with respect to the compensation of our Named Executive Officers.

Setting Target Total Direct Compensation

Each year, the Compensation Committee conducts a review of the compensation arrangements of our Named Executive Officers, typically during the first fiscal quarter of the year. As part of this review, the Compensation Committee evaluates the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our Named Executive Officers and all related performance criteria.

The Compensation Committee does not establish a specific target for formulating the target total direct compensation opportunities of our Named Executive Officers. In formulating and making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;

•	our performance against the financial, operational, and strategic objectives established by the Compensation Committee and our Board;

•

each individual Named Executive Officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the scope of each Named Executive Officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the prior performance of each individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team;

•	the potential of each individual Named Executive Officer to contribute to our long-term financial, operational, and strategic objectives;

•	the retention risk (and related replacement cost) of each individual Named Executive Officer;

•	our CEO’s compensation relative to that of our other Named Executive Officer;

•	our financial performance relative to our peers;

•

the compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each Named Executive Officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•	the recommendations of our CEO with respect to the compensation of our other Named Executive Officer (and not with respect to his own compensation).

These factors provide the framework for formulating and making decisions regarding the compensation opportunity for each Named Executive Officer. No single factor is determinative in making these decisions, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in formulating and making its compensation decisions for our Named Executive Officers. The members of the Compensation Committee consider this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, knowledge of each Named Executive Officer, and business judgment in making their decisions.

The Compensation Committee engages in biennial benchmarking against other companies’ compensation programs and practices to establish our compensation levels with respect to our Named Executive Officers. In formulating and making its decisions, the Compensation Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, and more broad-based compensation surveys to gain a general understanding of market compensation levels.

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Compensation Discussion and Analysis

Role of Management

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities, and other compensation-related matters for our other Named Executive Officer (but not with respect to his own compensation), based on his evaluation of the other Named Executive Officer’s performance for the prior year.

The Compensation Committee reviews and discusses the CEO’s proposals and recommendations and considers them as one factor in formulating and making its decisions with respect to the compensation of our Named Executive Officers. Our CEO also attends meetings of our Board and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the recommendations and decisions resulting from its annual executive compensation review, including the authority to approve the consultant’s reasonable fees and other retention terms. The compensation consultant reports directly to the Compensation Committee and its chair and serves at the discretion of the Compensation Committee, which reviews the engagement annually.

In 2022, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, to serve as its compensation consultant and advise on select executive compensation matters and the selection of the compensation peer group.

During 2022, Compensia provided the following:

•	the review, analysis, and updating of our compensation peer group, including both with respect to short and long-term compensation;

•	consultation with the Compensation Committee chair on select topics; and

•	support on other ad hoc matters throughout the year.

The terms of Compensia’s engagement includes reporting directly to the Compensation Committee chair. In 2022, Compensia did not provide any other services to us.

The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that such compensation consultant provided, the quality of those services, and the fees associated with the services provided during 2022. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the NASDAQ Marketplace Rules and such other factors as were deemed relevant under the circumstances, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Compensia.

Competitive Positioning

The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. For purposes of assessing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies. This compensation peer group consists of consumer-related technology companies that are similar to us in terms of revenue, market capitalization, and industry focus. The competitive data drawn from this compensation peer group is one of several factors that the Compensation Committee uses to formulate and make its decisions every two years with respect to the compensation of our Named Executive Officers.

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Compensation Discussion and Analysis

In November 2021, the Compensation Committee directed Compensia to review the compensation peer group in light of current market conditions and to remove acquired or to be acquired companies and those companies which fell meaningfully above or below best practice size ranges and to retain key peer companies identified by management and/or the Compensation Committee. In identifying and selecting the companies to comprise the updated compensation peer group, Compensia considered the following primary criteria:

•

publicly traded companies headquartered in the United States in the consumer-related technology industry, primarily companies with a focus on audio and video equipment and electronic products and whose products may compete with ours and who recruit from similar employee talent pools;

•

similar revenues — within a range of approximately 0.4x to approximately 2.5x of our then-trailing four quarters’ revenue of approximately $390 million (approximately $150 million to approximately $975 million); and

•

similar market capitalization — within a range of approximately 0.25x to approximately 5.0x of our then-market capitalization of approximately $295 million (approximately $100 million to approximately $2.3 billion).

Other than removing two acquired companies (Glu Mobile and Telenav), no changes were made to the peer group for 2022. The updated compensation peer group as approved by the Compensation Committee in November 2021 consisted of the following publicly-traded consumer-related technology companies:

Agilysys	Digi International	Iteris
Arlo Technologies	Digital Turbine	Universal Electronics
Avid Technology	EMCORE	Voxx International
CalAmp	GoPro
Corsair Gaming	Harmonic

The Compensation Committee uses data drawn from the companies in our compensation peer group to evaluate the competitive market when developing its recommendations for the total direct compensation packages for our executive officers, including base salary, target annual cash bonus opportunities, and long-term incentive compensation opportunities.

The Compensation Committee periodically reviews our compensation peer group and adjusts its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Compensation Elements

Generally, our executive compensation program consists of three principal elements—base salary, annual cash bonus opportunities, and long-term incentive compensation in the form of equity awards:

Element	Type of Element	Compensation Element	Objective

Base Salary	Fixed	Cash	Designed to attract and retain executives by providing fixed compensation amounts that are competitive in the market and reward performance

Annual Cash Bonuses	Variable	Cash	Designed to motivate our executives to achieve annual business objectives and provide financial benefits when we meet or exceed these annual objectives

Long Term Equity Incentive Compensation	Variable	Equity awards in the form of PSU awards and RSU awards	Designed to align the interests of our executives and our stockholders by motivating them to create sustainable long-term stockholder value

Base Salary

Base salary represents the fixed portion of the compensation of our Named Executive Officers and is an important element of compensation intended to attract and retain highly talented individuals. We use base salary to provide each Named Executive Officer with a specified level of cash compensation during the year with the expectation that he will perform his responsibilities to the best of his ability and in our best interests.

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Compensation Discussion and Analysis

Generally, we established the initial base salaries of our Named Executive Officers through arm’s-length negotiation at the time we hired the individual, taking into account his position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our Named Executive Officers each year as part of its annual review of our executive compensation program, with input from our CEO (except with respect to his own base salary) and formulates and makes decisions for adjustments as it determines to be reasonable and necessary to reflect the scope of a Named Executive Officer’s performance, individual contributions and responsibilities, position in the case of a promotion, and market conditions.

In March 2022, the Compensation Committee reviewed the base salaries of our Named Executive Officers, taking into consideration the prior year’s competitive market analysis prepared by its compensation consultant and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above. Following this review, the Compensation Committee determined to maintain the annual base salaries of each of our Named Executive Officers at their 2021 levels.

The base salaries of our Named Executive Officers for 2021 and 2022 were as follows:

Named Executive Officer	2021 Annual Base Salary ($)	2022 Annual Base Salary ($)	Percentage Adjustment

Mr. Stark	$600,000	$600,000	—

Mr. Hanson	$375,000	$375,000	—

The base salaries paid to our Named Executive Officers during 2022 are set forth in the “2022 Summary Compensation Table” below.

Annual Cash Bonuses

We use an annual cash bonus plan to motivate our Named Executive Officers to achieve our annual business goals. In March 2022, the Compensation Committee approved the 2022 Bonus Plan to provide incentives for our Named Executive Officers to meet or exceed the principal business objectives set forth in our 2022 annual operating plan. Pursuant to the 2022 Bonus Plan, the Compensation Committee formulated and determined a target annual cash bonus opportunity for each participant in the plan and corporate and individual performance goals for the plan, with actual awards payable based on our 2022 actual performance. The Compensation Committee determined that 50% of our Named Executive Officers’ target annual cash bonus opportunities would be based on corporate performance and 50% on their individual performance. Under the 2022 Bonus Plan, payments are made based on our performance with respect to each of the corporate performance measures and the individual performance measures to the extent to which each objective was achieved for the year.

Target Annual Cash Bonus Opportunities

For purposes of the 2022 Bonus Plan, cash bonuses were to be based upon a specific percentage of each Named Executive Officer’s annual base salary. In March 2022, as part of its annual review of our executive compensation program, the Compensation Committee reviewed the target annual cash bonus opportunities of our Named Executive Officers, taking into consideration a competitive market analysis prepared by its compensation consultant and the recommendations of our CEO (except with respect to his own target annual cash bonus opportunity), as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above. Following this review, the Compensation Committee determined to set the target annual cash bonus opportunities for 2022 for our Named Executive Officers as follows:

Named Executive Officer	2022 Target Annual Cash Bonus Opportunity (as a percentage of base salary)	2022 Target Annual Cash Bonus Opportunity ($)

Mr. Stark	100%	$600,000

Mr. Hanson	65%	$243,750

Potential annual cash bonuses for our Named Executive Officers under the 2022 Bonus Plan could range from zero to 200% of their target annual cash bonus opportunity.

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Compensation Discussion and Analysis

Corporate Performance Measures

Participants in the 2022 Bonus Plan were eligible to receive a payment with respect to 50% of their target annual cash bonus opportunity based upon the attainment of one or more corporate performance measures that were selected by the Compensation Committee, which related to financial objectives that were important to us. The Compensation Committee selected two corporate performance measures for the 2022 Bonus Plan: net revenue (weighted 50%) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) (weighted 50%), which represent corporate performance and together represent half of the bonus opportunity. The Compensation Committee believed these performance measures were appropriate because, in its view, they were strong indicators of successful execution of our annual operating plan and they provided a strong emphasis on growth while managing expenses and strengthening our customer and employee relationships. The Compensation Committee also believed these measures would also most directly influence the creation of sustainable long-term stockholder value.

For purposes of the 2022 Bonus Plan:

•	“Net Revenue” meant our GAAP Net Revenue, as reflected in our audited financial statements for 2022; and

•

“Adjusted EBITDA” was defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain non-recurring special items that we believe are not representative of core operations.

The payment scale for each of these corporate performance measures is set forth below. To the extent that performance for any measure was below the threshold performance level, there would be no payment with respect to that measure. In addition, the potential payment for any measure was capped at the maximum performance level. Achievement levels and payment percentages for performance between the threshold and maximum performance levels were developed by the Compensation Committee. Payment for performance for points between those reflected in the table were calculated using straight-line interpolation.

Net Revenue Table

Net Revenue	<$274 million	$274 million (Threshold)	$274 million to $365.6 million	$365.6 million (Target)	>$365.6 million (Maximum)

Payout	0	25% of target	Scale proportionate with revenue difference	100% of target	Scale proportionate to result at 250%

Adjusted EBITDA Table

Adjusted EBITDA	<$21.5 Million	$21.5 million (Threshold)	$21.5 million to $35.8 million	$35.8 million (Target)	>$35.8 million (Maximum)

Payout	0	25% of target	Scale proportionate with Adjusted EBITDA difference	100% of target	Scale proportionate to result at 200%

Individual Performance Measures

In addition to the corporate performance measures under the 2022 Bonus Plan, 50% of the target annual cash bonus opportunities for each of our Named Executive Officers was based on their individual performance for the year. In the case of our CEO, the Compensation Committee reviewed his individual performance, including in relation to the execution of our annual operating plan and the financial, operational, and strategic goals included therein. In the case of our CFO, our CEO assessed our CFO’s individual performance and made a recommendation to the Compensation Committee. The assessments of the Compensation Committee and our CEO, respectively, were primarily subjective, after taking into consideration the specific financial, operational, and strategic performance objectives that had been established for each Named Executive Officer at the beginning of the year and which were consistent with the goals of our 2022 annual operating plan.

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Compensation Discussion and Analysis

Individual performance also represents 50% of our Named Executive Officers’ bonus opportunities. The Compensation Committee approved the following individual performance measures for each Named Executive Officer for purposes of the 2022 Bonus Plan:

•

Mr. Stark’s objectives were related to his function as our CEO. His individual performance objectives included growing our market share in console headsets in the US and major EU markets, driving product diversification through PC and other new product segments, driving Company financials to offset inflationary cost pressures, positioning the Company for revenue growth, and maximizing stockholder value by continuing to consider strategic options and driving effective investor relations and corporate public relations.

•

Mr. Hanson’s objectives were related to his function as our CFO. His individual performance objectives included identifying opportunities for working capital improvements, assisting with product cost improvements and operating expense efficiency, improving financial processes, continuing to mature our cybersecurity program, positioning the Company for revenue growth, and maximizing stockholder value by continuing to consider strategic options and driving effective investor relations and corporate public relations.

Annual Cash Bonus Payments

In March 2023, the Compensation Committee determined that, for 2022, our actual net revenue was $240.2 million and our actual Adjusted EBITDA was $(18.7) million. As noted above, 2022 was an extremely challenging year for the gaming industry marked by an unprecedented decline in gaming demand which was exacerbated by retail channel inventory reductions, high freight costs related to the pandemic supply chain challenges and heavy competitive discounting. Based on this performance and the relative weighting of each corporate performance measure, the Compensation Committee determined that the percentage achievement, and the corresponding payment levels, with respect to the corporate performance measures were as follows:

Corporate Performance Measure	Weighting	Percentage Achievement Versus Target Performance	Weighted Payment Level

Net Revenue	25%	65.7%	0%

Adjusted EBITDA	25%	(52.2%)	0%

Based on these results, our Named Executive Officers received 0% of their target amount with respect to the corporate performance component of the 2022 Bonus Plan, which corresponded to 50% of the target annual cash bonus opportunity for each Named Executive Officer.

In addition, in March 2023, our CEO evaluated the individual performance of our CFO against each of his individual performance measures, and the Compensation Committee evaluated the performance of our CEO against his individual performance measures. Following review, the Compensation Committee approved payment at 41% of target for our CEO and 48% of target for our CFO, with respect to their individual performance components of the 2022 Bonus Plan.

The following table sets forth the target annual cash bonus opportunities and the actual cash bonus payments made to our Named Executive Officers for 2022:

Named Executive Officer	2022 Target Annual Bonus Opportunity (as a percentage of base salary)	2022 Target Annual Bonus Opportunity ($)	Corporate Performance Measure Achievement Level (%)	Individual Performance Measure Achievement Level (%)	2022 Actual Annual Bonus Payment ($)	2022 Actual Annual Bonus Payment (as a percentage of 2022 target annual bonus opportunity)

Mr. Stark	100%	$600,000	0%	41%	$247,500	41%

Mr. Hanson	65%	$243,750	0%	48%	$117,366	48%

The annual bonuses awarded to our Named Executive Officers for 2022 are set forth in the “2022 Summary Compensation Table” below.

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Compensation Discussion and Analysis

Long-Term Equity Incentive Compensation

As a technology company that encounters significant competition for qualified personnel, long-term incentive compensation plays a critical role in our ability to attract, hire, motivate, and reward qualified and experienced executive officers. The use of long-term incentive compensation in the form of equity awards is necessary for us to compete for qualified executive officers without significantly increasing cash compensation and is the most important element of our executive compensation program. We use equity awards to incentivize and reward our Named Executive Officers for long-term corporate performance based on the value of our Common Stock and, thereby, to align their interests with the interests of our stockholders. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our Named Executive Officers to create value for our stockholders. Equity awards also help us retain our Named Executive Officers in a highly competitive market.

In 2022, the Compensation Committee used a combination of PSU awards that may be earned and settled for shares of our Common Stock and time-based RSU awards that may be settled for shares of our Common Stock to motivate and reward our Named Executive Officers for long-term increases in the value of our Common Stock. The Compensation Committee believes that these equity awards align the interests of our Named Executive Officers with the interests of our stockholders by providing a significant incentive for them to manage our business from the perspective of an owner with an equity stake in the outcome of our financial and operational results and help us to achieve our retention objectives.

In the case of PSU awards, the Compensation Committee believes that such awards serve as a highly effective source of motivation to our Named Executive Officers to drive our financial performance. In addition, PSU awards provide a direct link between compensation and stockholder return, thereby motivating our Named Executive Officers to focus on and strive to achieve both our annual and long-term financial and strategic goals. In addition, because RSU awards represent the right to receive shares of our Common Stock upon settlement and have value even in the absence of stock price appreciation, the Compensation Committee believes that we are able to incentivize and retain our Named Executive Officers using fewer shares of our Common Stock than would be necessary if we used other equity vehicles, such as stock options, to provide an equity stake in the Company. Since the value of RSU awards increases with any increase in the value of the underlying shares of Common Stock, RSU awards also serve as an incentive that aligns the long-term interests of our Named Executive Officers with the interests of our stockholders. The Compensation Committee believes that a portfolio of PSU awards and RSU awards appropriately balances the incentive benefits of a performance-based equity award vehicle with the retention and stockholder anti-dilution objectives of a time-based equity award vehicle, enabling us to use our equity compensation resources efficiently.

To date, the Compensation Committee has not applied a rigid formula in determining the size of the equity awards to be granted to our Named Executive Officers. Instead, the Compensation Committee has exercised its judgment as to the amount of the awards after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own equity award), the remaining prospective incentive and retention value of the outstanding equity holdings of each Named Executive Officer (including the current economic value of his unvested equity holdings), the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual long-term incentive compensation awards (our “burn rate”) in relation to the annual burn rate ranges of the companies in our compensation peer group, the potential voting power dilution to our stockholders in relation to the median practice of the companies in our compensation peer group, as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above. Based upon these factors, the Compensation Committee formulates and determines the size of each equity award it decides to grant at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

2022 Annual Equity Awards

In April 2022, after taking into consideration the factors described above, once again the Compensation Committee determined to grant our Named Executive Officers PSU awards and RSU awards. Further, the Compensation Committee determined that 50% of our CEO’s equity award should be in the form of an RSU award with the remaining 50% of the award being the form of a PSU award, while 60% of our CFO’s equity award should be in the form of an RSU award with the remaining 40% of the award being the form of a PSU award. The equity awards granted to our Named Executive Officers for 2022 were as follows:

Named Executive Officer	RSU Award (number of shares)	Market Growth PSU Award (target number of shares)	Adjusted EBITDA PSU Award (target number of shares)

Mr. Stark	65,000	32,500	32,500

Mr. Hanson	24,000	8,000	8,000

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Compensation Discussion and Analysis

RSU Awards

The RSU awards granted to our Named Executive Officers vest over a four-year period, with one-quarter of the restricted stock units subject to the award vest on April 1, 2023, and the remainder of the restricted stock units subject to the award vesting in equal annual installments until April 1, 2026, contingent upon the Named Executive Officer’s continued employment with or service to the Company through each applicable vesting date. The RSUs represent a contingent right to receive one share of our Common Stock for each unit that vests, or cash with a value equal to the fair market value of the underlying Common Stock, or a combination thereof. The RSU award is subject to the terms of our 2013 Stock-Based Incentive Compensation Plan and the applicable award agreement.

Market Growth PSU Awards

The Market Growth PSU Award granted to our Named Executive Officers vests annually, with the number of units earned varying between 0% to 200% of the target number of units granted (with the payout range scaling linearly between the measurement points) based on the calculated “earned” units as determined based on our revenue growth exceeding “market” growth for 2022, 2023, and 2024:

•	33% vest after the first year based on the calendar year 2022 measurement;

•	33% vest after the second year based on the calendar year 2023 measurement; and

•	34% vest after the third year based on the calendar year 2024 measurement.

	First Performance Period	Second and Third Performance Periods

Below market	0%	0%

At market	50%	25%

Market + 5%/year	100%	100%

Market + 10%/year	200%	200%

For purposes of the Market Growth PSU award, “market” is defined as NPD+GFK market sell through size for North America, the United Kingdom, France, Germany all gaming headsets, keyboards, and mice.

EBITDA PSU Awards

The EBITDA PSU Award granted to our Named Executive Officers vests annually, with the number of units earned varying between 0% to 200% of the target number of units granted (with the payout range scaling linearly between the measurement points) based on the calculated “earned” units as determined based on our Adjusted EBITDA as a percentage of net revenue for 2022, 2023, and 2024:

•	33% vest after the first year based on the calendar year 2022 measurement;

•	33% vest after the second year based on the calendar year 2023 measurement; and

•	34% vest after the third year based on the calendar year 2024 measurement.

2022	2023	2024		2022 EBITDA Calculation
EBITDA Percentage	EBITDA Percentage	EBITDA Percentage	Payout	$365.6 (plan revenue in millions)

6%	7%	8%	0%	$21.9

8%	9%	10%	50%	$29.2

10%	11%	12%	75%	$32.9

12%	13%	14%	100%	$36.6

14%	15%	16%	125%	$40.2

15%	16%	17%	150%	$43.9

16%	17%	18%	200%	$51.2

45

Compensation Discussion and Analysis

In the event of a change in control, with respect to the PSU awards, the performance period will be truncated at the change in control date. If performance through the CIC date is measurable, the actual number of units earned will be determined and converted to a time-based RSU award vesting over the remainder of the performance period. If performance through the change in control date is not measurable, the target number of units will be considered earned and converted to a time-based RSU award vesting over the remainder of the performance period. In the event that a Named Executive Officer’s employment is terminated without cause or such Named Executive Officer resigns for good reason during the one-year period immediately following the change in control (including the three-month period immediately preceding the change in control for Mr. Stark), then the vesting of the time-based RSU awards earned pursuant to the foregoing sentence will be accelerated in full.

Results of 2021 and 2022 PSU Awards

In March 2023, the Compensation Committee reviewed and evaluated our 2022 revenue growth and Adjusted EBITDA for purposes of the PSU awards granted in 2021 and the PSU awards granted in 2022. The Compensation Committee determined that we had not achieved either the threshold amount of revenue growth or the threshold amount of Adjusted EBITDA to earn a payout for the second performance period of the 2021 PSU awards or the first performance period of the 2022 PSU awards and, therefore, that our Named Executive Officers would receive no payout for 2022 with respect to either equity award.

	2021 PSU Awards		2022 PSU Awards
Named Executive Officer	Target Number of Units for 2021 PSU Awards	Number of Units Earned for 2021 PSU Awards	Target Number of Units for 2022 PSU Awards	Number of Units Earned for 2022 PSU Awards

Mr. Stark	16,500	0	21,450	0

Mr. Hanson	3,960	0	5,280	0

The equity awards granted to our Named Executive Officers during 2022 are set forth in the “2022 Summary Compensation Table” and the “2022 Grants of Plan-Based Awards Table” below.

2022 Retention Equity Awards

In May 2022, in connection with our public announcement of exploring the sale of the Company, our Board adopted the Turtle Beach Corporation 2022 Retention Plan (the “2022 Retention Plan”) for senior-level employees designated by our Board, including our Named Executive Officers, who were designated as RSU participants. The plan was intended to encourage participants’ continued employment with us during the subsequent 18-month period.

As an RSU participant in the 2022 Retention Plan, each of our Named Executive Officers was granted by our Board an RSU award with respect to a number of shares of our Common Stock equal to 30% of his then-current base salary, divided by the closing market price of one share of our Common Stock on May 17, 2022 ($18.81). The total number of RSUs granted to our Named Executive Officers were as follows:

Named Executive Officer	RSU Award (number of units)

Mr. Stark	9,570

Mr. Hanson	5,980

The retention RSU Awards are to become fully vested on May 17, 2023, provided that the Named Executive Officer remains an employee of the Company in good standing on that date. The RSUs represent a contingent right to receive one share of our Common Stock for each unit that vests or, cash with a value equal to the fair market value of the underlying Common Stock or, a combination thereof. The RSU award is subject to the terms of our 2013 Stock-Based Incentive Compensation Plan and the applicable award agreement.

In addition, as a participant in the 2022 Retention Plan, each Named Executive Officer is eligible for certain severance benefits (the “Severance Benefits”) in the event his employment is terminated by us without “cause” or by the Named Executive Officer for “good reason” through November 17, 2023, subject to his execution of a release of claims in favor of the Company. In the case of Mr. Hanson, the Severance Benefits include continued payment of base salary for 12 months following the termination of employment, as well as the accelerated vesting of all outstanding unvested equity awards, and extension of the period during which the Named Executive Officer may exercise any vested stock options to 12 months following the date of the termination of employment, in each case as further set forth in and subject to the terms of the 2022 Retention Plan. In the case of Mr. Stark, the Severance Benefits do not include any cash severance payments because of his eligibility for severance payments under his employment offer letter dated August 13, 2012 and subsequently amended on August 3, 2021.

2023 Proxy Statement	46

Compensation Discussion and Analysis

Health and Welfare Benefits

Our Named Executive Officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include, but are not limited to, medical, dental, and vision insurance, group life insurance, an employee assistance program, health savings and flexible spending accounts, advocacy resources, short-term and long-term disability insurance, and supplemental insurance. We also provide vacation and other paid holidays to all employees, including our Named Executive Officers.

We maintain a Section 401(k) plan for the benefit of our eligible employees, including our Named Executive Officers, under which participants are permitted to contribute a percentage of their compensation on a pre-tax basis, subject to limits in the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Our executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

Currently, we do not provide perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees. In 2022, none of our Named Executive Officers received perquisites or other personal benefits in amounts equal to or greater than $10,000.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements

We do not have formal written employment agreements with either of our Named Executive Officers. However, the terms and conditions of Messrs. Stark and Hanson employment are set forth in offer letters entered into by us or our predecessor. Messrs. Stark and Hanson are entitled to (i) annual base salary, which for 2022 were $600,000 and $375,000, respectively, and (ii) incentive performance compensation, which for 2022 were targeted at 100% and 65% of annual base salary, respectively. These percentages have increased since the execution of each NEO’s original offer letter pursuant to various amendments to the employment offer letters.

Each of these employment offer letters does not have a specific term and provides for “at will” employment (meaning that either we or the Named Executive Officer may terminate the employment relationship at any time without cause). In addition, each Named Executive Officer has agreed to refrain from competing with us or soliciting our employees or customers for a specified period following his termination of employment.

Each of these employment offer letters also provides for post-employment severance payments and benefits in the event of certain terminations of employment, including in connection with a change in control of the Company, as more fully described in “Post-Employment Compensation” below. The Compensation Committee believes that these severance payments and benefits provide an incentive to the Named Executive Officers to remain with the Company and serve to align the interests of the Named Executive Officers with the interests of our stockholders, including in the event of a potential acquisition of the Company.

For detailed descriptions of the employment arrangements with our Named Executive Officers, see “Post-Employment Compensation” and “Potential Payments upon Termination or Change in Control” below.

Post-Employment Compensation

The employment offer letters with our Named Executive Officers provide for certain protections in the event of specified involuntary terminations of employment (including a termination of employment by us “without cause” or a resignation of employment for “good reason” (as such terms are defined in the employment offer letters (each, a “qualifying termination”)), including in connection with a change in control of the Company. The applicable provisions of the employment offer letters provide reasonable compensation in the form of severance pay and certain limited benefits to a Named Executive Officer if he leaves our employ under certain circumstances to facilitate his transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to sign a separation agreement and release of claims in a form and with terms acceptable to us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits.

47

Compensation Discussion and Analysis

In August 2021, we entered into an amendment to our CEO’s employment offer letter (the “Amendment”) to reflect certain modifications to the severance provisions in such offer letter following review and discussion by the Compensation Committee in consultation with Compensia. The modifications are intended to align our CEO’s severance payments and benefits to those offered to other chief executive officers by peer companies and best practices based on a peer review and analysis prepared by Compensia. For a description of these amended post-employment compensation arrangements, see “Potential Payments upon Termination or Change in Control” below.

In November 2021, we entered into a letter agreement with Mr. Hanson to grant him participation in our Amended Retention Plan, as defined under “Retention Plans” below, as an Extended Participant, as defined under the Amended Retention Plan, if Mr. Hanson’s employment is terminated by the Company without “cause” or if Mr. Hanson terminates his employment for “good reason” during the one-year period following a “change in control”. For a description of these severance payments and benefits, see “Retention Plans” and “Potential Payments upon Termination or Change in Control” below. However, if Mr. Hanson is entitled to severance payments and benefits under his employment offer letter, then he will only be entitled to the larger benefit for each of the items above as between the severance benefits in such employment offer letter and under the Amended Retention Plan, but not both.

Under the change in control and severance provisions, all payments and benefits in the event of a change in control of the Company are payable only if there is a connected loss of employment by a Named Executive Officer (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

Our Named Executive Officers are also eligible for severance payments and benefits as participants in our 2022 Retention Plan. In the event of a qualifying termination, our Named Executive Officers will receive the post-employment compensation that is the most beneficial under either the Retention Plan or the 2022 Retention Plan, but not both.

We do not use excise tax payments (or “gross-ups”) relating to a change in control of the Company and have no such obligations in place with respect to any of our executive officers, including our Named Executive Officers. However, the Amendment to our CEO’s employment offer letter provides for the reduction of any severance payments and benefits to our CEO to the extent necessary to ensure that he will not receive any “excess parachute payments” under Section 280G, but only if such reduction would provide him with a greater net after-tax benefit than would no reduction.

We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when formulating and making its decisions with respect to the annual compensation for our Named Executive Officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

For detailed descriptions of the post-employment compensation arrangements with our Named Executive Officers, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies

Hedging and Pledging Restrictions

Under our Securities Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from engaging in the following transactions as follows:

•

Short Sales. Short sales of our securities, unless part of an approved hedging transaction as discussed below. In addition, Section 16(c) of the Securities Exchange Act of 1934, as amended, prohibits our officers and directors from engaging in short sales.

•	Publicly-Traded Options. Transactions in put options, call options, or other derivative securities of the Company on an exchange or in any other organized market.

•

Hedging Transactions. Hedging or monetization transactions through a number of possible mechanisms, including financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds, unless approved by our Compliance Officer.

2023 Proxy Statement	48

Compensation Discussion and Analysis

•

Margin Accounts and Pledges. Holding securities of the Company in a margin account where such securities could be sold to meet a margin call or pledging such securities as collateral for a loan, unless subject to advance written approval by our Compliance Officer.

Compensation Recovery (“Clawback”) Policy

In the event that we are required to restate our financial statements due to material non-compliance with any financial reporting requirements under the United States federal securities laws, our Board will take such action as it deems necessary to remedy the misconduct, prevent its recurrence, and, if appropriate based on all relevant facts and circumstances, take remedial action against any responsible employees or executive officer in a manner it deems appropriate.

Our Board will, to the fullest extent permitted by governing law, and as our Board deems necessary and appropriate, require reimbursement of any bonus or incentive compensation awarded to an executive officer or employee or effect the cancellation of unvested restricted, deferred stock awards previously granted to the executive officer or employee if and to the extent that: (i) the amount of the bonus, incentive compensation, or stock award was calculated based upon the achievement of certain financial results that would not have been met had the financial results been properly reported, (ii) the executive officer or employee engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the bonus, incentive compensation, or stock award that would have been awarded to the executive officer or employee had the financial results been properly reported would have been lower than the amount actually awarded.

We intend to consider modifying our clawback policy once The Nasdaq Stock Market LLC has adopted an SEC-approved listing standard that complies with Exchange Act Rule 10D-1.

Equity Award Grant Policy

The Compensation Committee has adopted a policy to facilitate compliance with applicable legal, accounting, and tax requirements in connection with the grant of equity awards, including, but not limited to, stock options and RSU awards. The Compensation Committee generally expects annual equity award grants to current employees to occur in the month of April each year (the “Annual Grants”), consistent with our past practice.

Generally, the Compensation Committee will seek to grant all equity awards other than Annual Grants on the 16th day of the second month of each calendar quarter (a “Target Grant Date”) and will generally avoid doing so during the period starting 14 days prior to the date of our release of earnings and ending 10 days after such date (the “Limited Period”). Notwithstanding the foregoing, if a Target Grant Date falls within a Limited Period, the applicable equity awards will still be granted on the Target Grant Date unless our General Counsel or Chief Compliance Officer determines that circumstances would render it advisable to delay the grants until after the end of the Limited Period.

CEO Stock Ownership Guidelines

In 2018, the Board adopted stock ownership guidelines for our non-employee directors and our CEO. Our CEO must own shares of our Common Stock and vested awards with a value equal to three times his or her annual salary.

Tax and Accounting Considerations

The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Deductibility of Executive Compensation

Under Section 162(m) of the Code, compensation paid to our “covered executive officers” (which include our CEO and CFO), and except for certain “grandfathered” arrangements, will not be deductible to the extent it exceeds $1 million. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

49

Compensation Discussion and Analysis

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

2023 Proxy Statement	50

Compensation Committee Interlocks and Insider Participation

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

L. Gregory Ballard, Brian Stech, William E. Keitel, and Michelle D. Wilson served as members of the Compensation Committee during 2022. None of such persons is or was formerly an officer of the Company. During 2022, no interlocking relationships existed between any member of the Company’s Board or Compensation Committee and any member of the board of directors or compensation committee of any other company.

51

Compensation Committee Report

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on such review and discussion, our Compensation Committee recommended to the full Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE

Michelle D. Wilson, Chair

L. Gregory Ballard

Brian Stech

2023 Proxy Statement	52

Executive Compensation

EXECUTIVE COMPENSATION

The following tables provide information regarding the compensation of our Named Executive Officers for 2022, 2021, and 2020.

2022 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary $(1)	Stock Awards $(2)	Option Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	All Other Compensation $(5)	Total ($)

Juergen Stark	2022	600,000	2,976,312	0	247,500	44,589	3,868,401
Chief Executive Officer, President	2021	586,539	2,743,000	0	528,459	55,189	3,913,187
	2020	550,000	342,125	354,200	995,802	33,643	2,275,770

John T. Hanson	2022	375,000	972,884	0	117,366	27,210	1,492,460
Chief Financial Officer, Treasurer and Secretary	2021	372,308	987,480	0	203,718	34,944	1,598,450
	2020	365,000	163,625	169,400	395,415	19,720	1,113,160

(1)	Reflects total cash salary paid to each NEO during each calendar year.

(2)

Amounts shown in this column do not reflect actual compensation received by the Named Executive Officers. The “Stock Awards” column reports the grant date fair value of stock awards, which for 2022 included a PSU award and a RSU award, in accordance with the provisions of ASC 718 for awards granted during the applicable year and assume no forfeiture rate derived in the calculation of the grant date fair market value. Assumptions used in calculating the value of stock awards are included in Note 10 in the notes to our financial statements included in our most recent Annual Report on Form 10-K. As the PSU awards granted in 2022 are subject to performance conditions, the amount reported in the table above reflects the value at grant date based upon the probable outcome of such conditions as of the grant date. Assuming the maximum performance level was probable on the grant date, the grant date fair value for the PSU awards would have been $2,796,300 for Mr. Stark and $688,320 for Mr. Hanson. See “Compensation Discussion & Analysis-Results of 2021 and 2022 PSU Awards” for the year 2 and year 1 vesting amounts of PSU awards granted in 2021 and 2022, respectively.

(3)

Amounts shown in this column do not reflect actual compensation received by the Named Executive Officers. The “Option Awards” column reports the grant date fair value of option awards in accordance with the provisions of ASC 718 for awards granted during the applicable year and assume no forfeiture rate derived in the calculation of the grant date fair market value. Assumptions used in calculating the value of option awards are included in Note 10 in the notes to our financial statements included in our most recent Annual Report on Form 10-K. The Named Executive Officer will only realize compensation with respect to option awards to the extent the trading price of our Common Stock is greater than the exercise price of the stock option at the time an option is exercised.

(4)	Amounts reflect actual payouts under the Company’s 2022 Bonus Plan.

(5)

The amounts reported in the “All Other Compensation” column include the employer portion of payments pursuant to the Company’s medical and dental plans and matching of 401(k) contributions available to all employees.

53

Executive Compensation

Grants of Plan-Based Awards Table

The following table sets forth each grant made to our Named Executive Officers in 2022 under the plans established by the Company in the amounts granted on such dates.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Juergen Stark	3/23/2022	150,000	600,000	1,200,000
	4/1/2022				32,500	65,000	130,000				1,398,150
	4/1/2022							65,000			1,398,150
	5/17/2022							9,570			180,012
John T. Hanson	3/23/2022	60,938	243,750	487,500
	4/1/2022				8,000	16,000	32,000				344,160
	4/1/2022							24,000			516,240
	5/17/2022							5,980			112,484

(1)

These columns consist of the annual cash bonus opportunities for 2022 payable pursuant to the terms of the 2022 Bonus Plan. See the “Compensation Discussion & Analysis” for a description of the 2022 Bonus Plan and the “2022 Summary Compensation Table” above for the actual amounts earned and/or paid out under the 2022 Bonus Plan.

(2)

These columns reflect the threshold, target, and maximum number of units payable under the PSU awards granted on April 1, 2022. For purposes of the threshold number of units payable under the PSU awards, the number of units was determined based on 50% of the target number of units. However, the Market Growth PSU award has a 25% threshold in the 2023 and 2024 performance years, See the “Compensation Discussion & Analysis” for a description of the performance metrics applicable to the PSU awards granted in 2022. The actual payout amounts depend on the satisfaction of the performance metrics over the applicable performance period. Grant date values are determined in accordance with ASC Topic 718.

(3)

This column reflects the number of time-based RSUs granted to our Named Executive Officers in 2022. Grant date values are determined in accordance with ASC Topic 718. See the “Compensation Discussion & Analysis” for further discussion of the RSUs granted in 2022.

2023 Proxy Statement	54

Executive Compensation

2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents information regarding all outstanding equity awards held by each of our Named Executive Officers on December 31, 2022.

		Option Awards				Stock Awards

	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Juergen Stark	05/29/2015	70,000	0	$7.24	5/29/2025
	04/04/2016	112,500	0	$4.64	4/4/2026
	11/13/2017	72,500	0	$2.04	11/13/2027
	04/11/2018	112,500	0	$3.12	4/11/2028
	04/01/2019	96,250	8,750	$12.10	4/1/2029
	04/01/2020	76,666	38,334	$5.95	4/1/2030
	04/01/2019					13,250	(2)	95,003
	04/1/2020					28,750	(3)	206,138
	04/01/2021					37,500	(4)	268,875
	04/01/2022					65,000	(5)	466,050
	05/17/2022					9,570	(6)	68,617
	04/01/2021								8,375	(7)	$60,049
	04/01/2022								32,500	(7)	$233,025
John T. Hanson	11/13/2017	2,696	0	$2.04	11/13/2027
	04/11/2018	26,941	2,450	$3.12	4/11/2028
	04/01/2019	833	13,334	$12.10	4/1/2029
	04/01/2020	1,146	32,084	$5.95	4/1/2030
	04/01/2019					5,000	(2)	35,850
	04/01/2020					13,750	(3)	98,588
	04/01/2021					13,500	(4)	96,795
	04/01/2022					24,000	(5)	172,080
	05/17/2022					5,890	(6)	42,231
	04/01/2021								2,010	(7)	14,412
	04/01/2022								8,000	(7)	$57,360

(1)

Options vest with respect to 25% of the shares underlying the option on the first anniversary of the grant date and the remaining underlying shares on a monthly basis thereafter for the next 36 months.

(2)	As of December 31, 2022, these restricted stock unit awards vest in equal annual installments until April 1, 2023.

(3)	As of December 31, 2022, these restricted stock unit awards vest in equal annual installments until April 1, 2024.

(4)	As of December 31, 2022, these restricted stock unit awards vest in equal annual installments until April 1, 2025.

(5)	As of December 31, 2022, these restricted stock unit awards vest in equal annual installments until April 1, 2026.

(6)	As of December 31, 2022, these restricted stock unit awards will vest in full on May 17, 2023, subject to continued employment in good standing through such date.

55

Executive Compensation

(7)

Amounts related to PSU awards granted in 2021 and 2022 are subject to a three-year performance periods, which commenced on January 1, 2021 and January 1, 2022, respectively. The amounts shown assume threshold performance is achieved and the market value is based on the closing market price of our Common Stock on December 31, 2022 ($7.17 per share). The actual payout values will depend, among other things, our actual performance through the end of the performance periods and our future stock price.

2022 Option Exercises and Stock Vested Table

The following table sets forth information concerning each exercise of stock options and the vesting of restricted stock by our Named Executive Officers during 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Juergen Stark	54,124	$1,164,207
John T. Hanson	19,735	424,500

(1)	Reflects vesting and payment of PSUs and RSUs granted in 2019 – 2021.
(2)	Amount calculated using the closing price per share of our stock on the vesting date.

CEO Pay Ratio

SEC rules require us to disclose the annual total compensation of our PEO for 2022, the median of the annual total compensation of all our employees other than our PEO, as well as their ratio to each other (the “CEO Pay Ratio”). The annual total compensation for our PEO, Juergen Stark, and for the median of the annual total compensation of all employees is calculated in accordance with SEC rules applicable to the Summary Compensation Table. For 2022, these amounts were as follows:

•	Our PEO’s annual total compensation: $3,868,401

•	Our median compensated employee’s annual total compensation: $102,545

•	CEO Pay Ratio: 38 to 1

In determining the median compensated employee based on annual total compensation paid, we chose December 31, 2022 as the determination date. As of this date, we had 269 employees, of which 245 were full-time salaried employees, with the remaining being contract employees. We annualized compensation of employees who were not employed with us for the full year. For our consistently applied compensation measure we used regular earnings paid in 2022, with compensation converted to U.S. dollars using the average exchange rate over 2022 for employees outside of the United States. In determining our median compensated employee and calculating the CEO Pay Ratio, we did not use any of the exemptions permitted under SEC rules, nor did we rely upon any material assumptions, adjustments, or estimates.

We believe that the CEO Pay Ratio set forth above is a reasonable estimate for 2022, determined in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the CEO Pay Ratio based on that employee’s annual total compensation permit companies to adopt a variety of methodologies, to apply certain exemptions and to make certain assumptions, adjustments, or estimates that reflect their compensation policies. Accordingly, the CEO Pay Ratio may not be comparable to the pay ratios reported by other companies, which may have used different methodologies, assumptions, adjustments, or estimates in calculating their pay ratios.

Employment Agreements

The Company does not have formal employment agreements with its Named Executive Officers, but Messrs. Stark and Hanson did enter into offer letters, as described below:

The offer letters for Messrs. Stark and Hanson provide for post-employment severance payments and benefits in the event of employment termination under certain circumstances. The Compensation Committee believes that these severance payments and benefits provide an incentive to the Named Executive Officers to remain with the Company and serve to align the interests of the Named Executive Officers with the interests of our stockholders, including in the event of a potential acquisition of the Company. “Cause” and “Good Reason” have the meanings given to them in the applicable Named Executive Officer’s offer letter.

2023 Proxy Statement	56

Executive Compensation

Pursuant to his offer letter, if the Company terminates Mr. Stark’s employment without “Cause” or if Mr. Stark terminates his employment for “Good Reason,” in each case, other than following a Change in Control (as such term is defined under the Amended Retention Plan described below), then, subject to Mr. Stark’s execution and non-revocation of a general release, the Company has agreed to pay Mr. Stark severance consisting of a continuation of his then-current base salary, as well as healthcare continuation benefits, for a period of 12 months following such termination and a pro-rated portion of his performance-based target bonus for the year in which such termination occurs. If such termination occurs within three months immediately prior to or 12 months immediately following a Change in Control (the “Stark CIC Protection Period”), then, subject to Mr. Stark’s execution and non-revocation of a general release, the Company has agreed to pay Mr. Stark severance consisting of (i) a continuation of his then-current base salary, as well as healthcare continuation benefits, for a period of two years following such termination, (ii) a lump sum payment equal to two times his target bonus for the year in which such termination occurs, and (iii) accelerated vesting of all of his outstanding equity awards.

Pursuant to his offer letter, if Mr. Hanson’s employment is terminated by the Company without “Cause,” then, subject to his execution and non-revocation of a general release, Mr. Hanson will be entitled to continued annual salary for a period of 6 months. If Mr. Hanson’s employment is terminated by the Company without “Cause” or if Mr. Hanson terminates his employment for “Good Reason,” he will also be paid a pro-rata bonus for the fiscal year in which termination occurs, which will be paid in the following fiscal year based on the average percentage of applicable target bonuses received by the management team. The severance payments and benefits to which Mr. Hanson is entitled in the event Mr. Hanson’s employment is terminated by the Company without “Cause” or if Mr. Hanson terminates his employment for “Good Reason” in connection with a Change in Control are set forth in the Amended Retention Plan. For a description of these severance payments and benefits, see “Retention Plans” and “Potential Payments upon Termination or Change in Control” below.

Messrs. Stark and Hanson are each subject to restrictive covenants pursuant to which Messrs. Stark and Hanson have agreed to refrain from competing with the Company or soliciting the Company’s employees or customers for a specified period following their termination of employment.

Retention Plans

On November 18, 2021, the Board approved the Company’s Amended and Restated Retention Plan (the “Amended Retention Plan”) which is intended to align severance payments and benefits to those offered to other executive team employees by peer companies and best practice based on a peer review and assessment report prepared by Compensia. While Mr. Stark and Mr. Hanson are both eligible to participate in the Amended Retention Plan, Mr. Stark is only eligible to receive the severance payments and benefits set forth in his offer letter as described above because such severance payments and benefits would be greater than those Mr. Stark would receive under the Amended Retention Plan.

Pursuant to the Amended Retention Plan, if Mr. Hanson’s employment is terminated by the Company without “Cause” or if Mr. Hanson terminates his employment for “Good Reason” during the one-year period (such protection period referred to as the “Hanson CIC Protection Period,” and together with the Stark CIC Protection Period, the “CIC Period”) following a Change in Control (as such term is defined under the Amended Retention Plan described below), then, subject to his execution and non-revocation of a general release, Mr. Hanson will be entitled to: (i) payment of any portion of his annual bonus under the Company’s Management Incentive Plan for the calendar year prior to the one in which the termination date occurs that has not been paid prior to his termination date; (ii) a lump-sum payment equal his target bonus for the year of termination; (iii) continuation of his base pay for twelve (12) months from the termination date of his employment in accordance with the Company’s ordinary payroll practices; and (iv) if he elects coverage under COBRA, reimbursement for the full amount of premiums for such continuation coverage for a period of twelve (12) months; provided that, if he is entitled to severance benefits under his offer letter, then he will only be entitled to the larger benefit for each of the items above as between the severance benefits in such offer letter and under the Amended Retention Plan, but not both.

If Mr. Hanson’s employment is terminated by the Company without “Cause” or terminates for “Good Reason” (in each case as defined in the 2022 Retention Plan) before November 17, 2023, then, subject to Mr. Hanson’s execution and non-revocation of a general release and continued compliance with all applicable covenants , Mr. Hanson will be entitled to: (i) accelerated vesting of certain outstanding equity awards that vest based on service and/or performance, (ii) extension of the exercise period for nonqualified stock options to one year following termination of employment, and (iii) continuation of the Mr. Hanson’s base pay for six (6) months. Mr. Hanson’s severance payments relating to continued base pay under the 2022 Retention Plan are equal to the same number of months of continuation of base pay as set out in his offer letter in the event of his termination without Cause (six (6) months), but his participation in the 2022 Retention Plan extends his eligibility for severance payments to a termination for a Good Reason.

With respect to the severance entitlement set forth in (iii) above, if Mr. Hanson is eligible to receive any other severance, separation, notice or termination payments on account of his or her employment with the Company under any other plan, policy, program or agreement, Mr. Hanson will only receive the greater of the severance payments in the 2022 Retention Plan or such other severance payments.

57

Executive Compensation

Mr. Stark is not eligible for severance payments under the 2022 Retention Plan, as he is eligible to receive twelve (12) months of continuation of base salary pursuant to his offer letter in the event of a qualifying termination of employment. However, under the terms of the 2022 Retention Plan, Mr. Stark is eligible for accelerated vesting of his equity awards and the extension of the exercise period for his nonqualified stock options to one year following termination of employment.

Juergen Stark Separation Letter Agreement

The Company and Mr. Stark entered into a separation letter agreement, dated as of May 1, 2023. Under the separation letter agreement, in exchange for his agreement to execute and not revoke general releases of claims against the Company and certain other parties, and in further exchange for his continued compliance with his post-employment restrictive covenants in his current agreements, Mr. Stark will receive the compensation and benefits that Mr. Stark would have received upon a termination of his employment without cause under the terms of his existing arrangements, including that certain Offer Letter Agreement by and between Mr. Stark and the Company dated as of August 13, 2012, as amended August 3, 2021, and that certain participation letter agreement in connection with the Turtle Beach Corporation 2022 Retention Plan, dated as of June 14, 2022. The Company filed the separation agreement in a Current Report on Form 8-K with the SEC on May 2, 2023.

Potential Payments Upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other benefits that would vest or otherwise accelerate vesting at, following, or in connection with a qualifying termination.

For each Named Executive Officer, the payments and benefits detailed in the tables below are in addition to any payments and benefits under our plans and arrangements that are offered or provided generally to all salaried employees on a non-discriminatory basis and any accumulated vested benefits for each Named Executive Officer, including any in-the-money stock options vested as of December 31, 2022 (which are set forth in the Outstanding Equity Awards at Fiscal Year-End Table—2022). The tables assume that employment termination and/or the change in control occurred on December 31, 2022 and a valuation of our Common Stock based on its closing market price per share on December 30, 2022 (the last trading day of 2022) of $7.17 per share. The tables also assume that each Named Executive Officer will take all action necessary or appropriate for such Named Executive Officer to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described above.

A description of some elements of the plans, arrangements, and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis” above. The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

NEO	Base Salary Continuation	Bonus Continuation	Benefit Continuation	Equity Awards	Total
Juergen Stark
Qualifying Termination other than within Stark CIC Protection Period	$600,000	$600,000	$30,000	$1,858,986	$3,088,986
Qualifying Termination within Stark CIC Protection Period	$1,200,000	$1,200,000	$60,000	$1,858,986	$4,318,986
John T. Hanson
Qualifying Termination other than within Hanson CIC Protection Period	$187,500	$243,750	$—	$640,924	$1,072,174
Qualifying Termination within Hanson CIC Protection Period	$375,000	$243,750	$30,000	$640,924	$1,289,674

(1)	Base Salary Continuation assumes base salary amount in effect on December 30, 2022, payable over the severance period applicable for the NEO.

(2)

The Bonus Continuation amounts for Mr. Stark are determined based on the following: (i) for a qualifying termination other than within the Stark CIC Protection Period, the Bonus Continuation amount assumes a full year prorated bonus for 2022, (ii) for a qualifying termination within the Stark CIC Protection Period, the Bonus Continuation amount is determined based on two times Mr. Stark’s target bonus as of December 30, 2022. The Bonus Continuation amounts for Mr. Hanson are determined based on 100% of Mr. Hanson’s target bonus as of December 30, 2022.

(3)

The value attributable to equity awards assumes that the vesting of all unvested stock options, RSUs and PSUs will be accelerated as of the termination date for all qualifying terminations regardless of whether the qualifying termination date occurs within the applicable CIC Period. The value for stock options is calculated by multiplying the number of unvested shares that would be subject to accelerated vesting by the difference between the closing price per share of our Common Stock of $7.17 on December 30, 2022 and the exercise

2023 Proxy Statement	58

Executive Compensation

price of the applicable stock option. No value was attributed for underwater stock options. The value for RSUs and PSUs is calculated by multiplying the number of unvested shares that would be subject to accelerated vesting by price per share of our Common Stock of $7.17 on December 30, 2022.

(4)	The COBRA premium reimbursement assumes an estimated cost of $2,500 per month, payable over the applicable severance term for the NEO.

(5)	To the extent the amounts paid to Mr. Stark are subject Sections 280G and 4999 of the Code, the amounts will be reduced as necessary to provide the respective NEO with the greatest after-tax benefit.

59

Pay Versus Performance

PAY VERSUS PERFORMANCE
The
Compensation Committee approves and administers our executive compensation program, which it designs to attract, incentivize, reward, and retain our executive officers. Our program aligns executive pay with stockholder interests and links pay to performance through a blend of short-term and long-term performance measures. In 2022, incentive pay made up 48% of our
Chief Executive Officer’s target total direct compensation and 37% of our other Named Executive Officer’s target total direct compensation. This high utilization of incentive compensation results in higher total realized pay when our executive officers exceed the Compensation Committee-approved performance targets. Conversely, failure to achieve the approved targets results in lower realized pay, including the possibility that some awards pay zero at the end of their performance period.
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between the compensation actually paid (as calculated under applicable SEC rules) to our CEO and other Named Executive Officer and certain aspects of our financial performance. For further information concerning our pay for performance philosophy and how the Company aligns executive compensation with performance, please refer to “
Compensation Discussion and Analysis
.”
Pay-Versus-Performance
Table

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (1) (b)	Compensation Actually Paid to PEO (2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2) (e)	Total Shareholder Return (3) (f)	Peer Group Total Shareholder Return (4) (g)	Net Income (5) (h)	Adjusted EBITDA (6) (i)
2022	$3,868,401	($ 117,675)	$1,492,460	$ 65,621	$ 76	$ 99	($59,546,000)	($18,747,000)
2021	$3,913,187	$2,072,416	$1,598,450	$ 935,755	$236	$143	$17,721,000	$36,585,000
2020	$2,275,770	$5,114,078	$1,113,160	$2,197,546	$228	$118	$38,746,000	$61,448,000

(1)
The dollar amounts reported in column (b) and column (d) represent the amount of total compensation reported for the following Named Executive Officers for each corresponding covered year in the “Total” column of the Summary Compensation Table for each applicable year. Please refer to “
Executive Compensation—2022 Summary Compensation Table
.”

•	In column (b), PEO: Juergen Stark, our CEO since September 2012

•	In column (d), Other Non-PEO Named Executive Officer (“Other NEO”) for fiscal 2020, 2021 and 2022: John Hanson, our CFO since September 2013

(2)
The dollar amounts reported in columns (c) and (e) represent the amount of “compensation actually paid” to our PEO (Mr. Stark) and our other NEO (Mr. Hanson) as computed in accordance with Item 402(v) of Regulation
S-K
for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by Messrs. Stark or Hanson during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to total compensation for each year to determine the “compensation actually paid
”:

Year	Executive	Reported Summary Compensation Table Total	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table (a)	Equity Award Adjustments (b)	Compensation Actually Paid

2022	PEO Other NEO	$3,868,401 $1,492,460	$2,976,312 $ 972,884	($1,009,764) ($ 453,955)	($ 117,675) $ 65,621

2021	PEO Other NEO	$3,913,187 $1,598,450	$2,743,000 $ 987,480	$ 902,229 $ 324,785	$2,072,416 $ 935,755

2020	PEO Other NEO	$2,275,770 $1,113,160	$ 696,325 $ 333,025	$3,534,633 $1,417,411	$5,114,078 $2,197,546

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year.

2023 Proxy Statement	60

Pay Versus Performance

(b)
The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) to the applicable reported Summary Compensation Table Total of the following: (i) the year-end
fair value of any equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior fiscal years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in prior fiscal years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Executive	Year End Fair Value of Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Fiscal Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year	Fair Value at End of Prior Fiscal Year of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year	Total Equity Award Adjustments

2022	PEO Other NEO	$ 0 $ 0	($ 634,784) ($ 293,282)	$0 $0	($374,980) ($160,673)	$0 $0	($1,009,764) ($ 453,955)

2021	PEO Other NEO	$ 0 $ 0	$ 50,044 $ 21,939	$0 $0	$852,185 $302,846	$0 $0	$ 902,229 $ 324,785

2020	PEO Other NEO	$1,961,668 $ 938,189	$1,345,958 $ 415,948	$0 $0	$227,008 $ 63,274	$0 $0	$3,534,633 $1,417,411
Equity Award Valuations:
Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. The valuation assumptions used to calculate the fair values of the stock options held by the PEO and other NEO that vested during or were outstanding and unvested as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant in the following respects: the expected term assumptions varied from 3.59 years to 4.81 years, risk-free interest rate assumptions varied from 0.35% to 4.09% and the stock price volatility assumptions varied from 61.13% to 64.63%, depending on the specific stock option the fair value which was being recalculated. Time-based restricted stock unit award grant date fair values are calculated using the stock price as of date of grant. The valuation assumptions used to calculate the fair values of the time-based restricted stock unit awards held by the PEO and other NEO that vested during or were outstanding as of the end of each covered fiscal year have been adjusted using the stock price as of year-end
and as of each vesting date. PSU award grant date fair values are calculated using the stock price as of date of grant assuming target performance. The valuation assumptions used to calculate the fair values of the PSU awards held by the
PEO
and other NEO that were earned and vested during or were outstanding as of the end of each covered fiscal year have been adjusted using the stock price.

(3)
Cumulative total shareholder return (“
TSR
”) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2019) by our share price at the beginning of the measurement period.

(4)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 500 Consumer Durables and Apparel Index, a published industry index.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.

(6)
Refers to adjusted EBITDA, a non-GAAP financial measure, which is defined in our Annual Report on Form
10-K
as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation
(non-cash)
and certain
non-recurring
special items that we believe are not representative of core operations.

61

Pay Versus Performance

Financial Performance Measures
Our
compensation program is designed to motivate our Named Executive Officers to achieve short-term and long-term results that are in the best interests of our stockholders and a long-term commitment to the Company. A significant portion of our compensation is in the form of incentive compensation, including equity-based awards, tied to rigorous financial and strategic goals. For the most recently completed fiscal year, our most important performance measures, in no particular order, were:

•	Adjusted EBITDA

•	Net Revenues

•	Console Headset Market Share

•	Next Fiscal Year Revenue Growth

•	Employee Satisfaction and Retention
These measures influence how we set our executive compensation levels, determine incentive plan payout decisions, and impact the value of the Company, which in turn is reflected in the compensation paid to our PEO and other NEO.
Relationship Between Compensation Actually Paid and Performance Measures
The
Pay-versus-Performance
table above and the charts below demonstrate that the compensation actually paid to our PEO and other NEO is generally aligned with our performance for the performance measures presented in the table over the covered fiscal years, including TSR, net income, and adjusted EBITDA.
Compensation Actually Paid and Company TSR
As demonstrated in the chart below, the amount of compensation actually paid to our PEO and NEO is generally aligned with our TSR. Given the weighting of equity-based compensation in our overall pay mix for the three covered fiscal years (an average of 60% of our PEO’s and 53% of our NEO’s 2020 – 2022 target total compensation), our TSR performance materially impacted the compensation actually paid in 2022.

2023 Proxy Statement	62

Pay Versus Performance

Compensation Actually Paid and Net Income
The chart below illustrates the correlation between compensation actually paid to our PEO and other NEO against the Company’s GAAP net income. Our 2022 net income was significantly impacted by decreased revenue as a result of macroeconomic conditions, as well as increased freight costs and volume-driven fixed cost deleveraging, partially offset by lower operating expenses.
We do not use GAAP or
non-GAAP
net income as a financial performance measure in our executive compensation program, but there is an indirect correlation between our profitability and compensation actually paid through the impact of adjusted EBITDA performance on pay outcomes as a measure in both our annual incentive plan and performance stock unit plan (expressed as a percentage of revenue).

63

Pay Versus Performance

Compensation Actually Paid and Adjusted EBITDA
The chart below compares the compensation actually paid to our PEO and NEO with our adjusted EBITDA performance, the financial performance measure that, in our assessment, represents the most important financial performance measure used by us to link compensation actually paid to our PEO and NEO for the most recently completed fiscal year, to our performance. Our compensation actually paid correlated with our adjusted EBITDA, which declined for 2022 due to similar factors as noted above impacting net income.

2023 Proxy Statement	64

Director Compensation

DIRECTOR COMPENSATION

In considering the Company’s need to attract and retain qualified directors, the Company adopted a policy effective January 2014 for compensating directors who are not employees of the Company for their service. To ensure that the Company compensates non-employee directors in line with market practice, our director compensation program was formulated in consultation with the Compensation Committee’s compensation consultant. Based on a competitive market analysis completed in 2021 by Compensia, the Compensation Committee adjusted our director compensation program accordingly. As described further below, the Company compensates non-employee directors through a mix of cash retainer fees and equity grants that are subject to vesting.

The following table lists 2022 director compensation for all non-employee directors who served as directors in 2022. Directors who are also employees of the Company receive no additional compensation for service as directors. Compensation for Mr. Stark, the CEO, is reported in the 2022 Summary Compensation Table included in “Executive Compensation” above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

L. Gregory Ballard(3)	71,170	120,004	191,174

Terry Jimenez(4)	10,054	51,617	61,671

William E. Keitel(5)	103,906	120,004	223,910

Katherine L. Scherping(6)	42,052	104,885	146,937

Andrew Wolfe, Ph.D.(7)	68,486	120,004	188,490

Brian Stech(8)	38,616	104,885	143,501

Julia W. Sze(9)	3,629	38,466	42,095

Michelle D. Wilson(10)	33,899	104,885	138,784

Kelly A. Thompson(11)	49,261	68,380	117,641

Yie-Hsin Hung(12)	31,250	15,122	46,372

(1)	Cash fees paid to directors are described below.

(2)

Amounts in this column do not reflect actual compensation received by our non-employee directors. The “Stock Awards” column reports the aggregate grant date fair value of restricted stock granted to directors during 2022 in accordance with ASC 718 and assume no forfeiture rate. Stock awards to directors are granted under the 2013 Plan, and the method for determining the number of shares subject to the grant is described below.

(3)	As of December 31, 2022, Mr. Ballard held 5,579 shares of restricted stock that were granted on April 1, 2022.

(4)

As of December 31, 2022, Mr. Jimenez held 7,270 shares of restricted stock that were granted on October 26, 2022. Mr. Jimenez’s compensation was pro-rated for 2022 as he joined the Board on October 26, 2022.

(5)	As of December 31, 2022, Mr. Keitel held 5,579 shares of restricted stock that were granted on April 1, 2022.

(6)

As of December 31, 2022, Ms. Scherping held 5,576 shares of restricted stock that were granted on May 17, 2022. Ms. Scherping’s compensation was pro-rated for 2022 as she joined the Board on May 17, 2022.

(7)	As of December 31, 2022, Mr. Wolfe held 5,579 shares of restricted stock that were granted on April 1, 2022.

(8)	As of December 31, 2022, Mr. Stech held 5,576 shares of restricted stock that were granted May 17, 2022. Mr. Stech’s compensation was pro-rated for 2022 as he joined the Board on May 17, 2022.

(9)	As of December 31, 2022, Ms. Sze held 4,172 shares of restricted stock that were granted on December 5, 2022. Ms. Sze’s compensation was pro-rated for 2022 as she joined the Board on December 5, 2022.

(10)	As of December 31, 2022, Ms. Wilson held 5,576 shares of restricted stock that were granted on May 17, 2022. Ms. Wilson’s compensation was pro-rated for 2022 as she joined the Board on May 17, 2022.

(11)

Ms. Thompson was granted 5,579 shares of restricted stock on April 1, 2022, but a pro-rata amount of such grant (3,179 shares) was accelerated after her resignation from the Board on October 26, 2022. Ms. Thompson’s cash compensation was similarly pro-rated for 2022.

(12)

Ms. Hung was granted 5,579 shares of restricted stock on April 1, 2022, but a pro-rata amount of such grant (703 shares) was accelerated after her resignation from the Board on May 13, 2022. Ms. Hung’s cash compensation was similarly pro-rated for 2022.

65

Director Compensation

In 2022, our non-employee directors received a standard annual cash retainer fee, in addition to special fees for serving as a member of a committee or the chair of a committee, based upon the following schedule:

Annual Cash Base Fee (other than the Chair of the Board)	$50,000

Supplemental Annual Cash Lead Director and Committee Fees:

• Chair of the Board (when not an executive of the Company)	$80,000

• Lead Independent Director	$25,000

• Audit Committee-Chairperson	$20,000

• Audit Committee-Other Members	$10,000

• Compensation Committee-Chairperson	$15,000

• Compensation Committee-Other Members	$7,500

• Nominating and Governance Committee-Chairperson	$10,000

• Nominating and Governance Committee-Other Members	$5,000

• Strategic Committee-Chairperson	$15,000

• Strategic Committee-Other Member	$7,500

There are no Board or committee meeting attendance fees. Directors are reimbursed by the Company for travel and expenses they incur in connection with their service on the Board and its committees.

Director Compensation

In addition to the cash fees described above, the Company intends to continue to grant certain equity awards to our non-employee directors. Upon initial election or appointment of a non-employee director to the Board, the Compensation Committee grants a pro-rated award of restricted stock equal to the annual value awarded to non-employee directors. This initial grant of restricted stock vests on the same vesting date as the last annual award for the existing directors. In addition, in 2022, each non-employee director received a grant of restricted stock having a grant date fair market value of approximately $120,000. The annual grant of restricted stock vests on the first anniversary of the grant date.

In 2018, the Board adopted stock ownership guidelines for our non-employee directors and our CEO. The ownership guidelines require each non-employee director to own shares of our Common Stock and vested awards with a value equal to three times the value of the annual cash retainer payable to a director. Our CEO must own shares of our Common Stock and vested awards with a value equal to three times his or her annual salary. Directors are required to attain such stock ownership goal no later than five years from the date the guidelines were adopted or on which they first were appointed to the Board.

In addition, the total value of compensation granted to any non-employee director cannot exceed $750,000 in any calendar year, except that the limit would be increased to $1,250,000 for the calendar year during which a non-employee director becomes a director. The total value of the compensation to a non-employee director serving as a Chair of the Board cannot exceed $1,250,000 in any calendar year.

2023 Proxy Statement	66

Certain Relationships and Related Party Transactions

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers or their immediate family members are participants to determine whether a related person has a direct or indirect material interest. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. This policy is included in our Audit Committee charter and we consider it part of our conflicts of interest section of our Corporate Governance Principles and Guidelines.

In determining whether to approve, disapprove or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, (1) whether the transaction is on terms no less favorable to the Company than terms that would otherwise be generally available to the Company if the transaction was entered into under the same or similar circumstances with a party unaffiliated with the Company and (2) the extent of the interest of the related party in the transaction.

Except as set forth below, none of our directors are a party to any agreement or arrangement relating to compensation provided by a third party in connection with their service on the Board that would be required to be disclosed pursuant to the Nasdaq listing rules or the Exchange Act.

The Company is a party to a Cooperation Agreement dated May 13, 2022 (the “Agreement”) with Mr. Wyatt, The Donerail Group LP (“Donerail”) and the other parties named therein (collectively the “Donerail Group”) related to the composition of the Board and certain other matters. Mr. Wyatt is Chief Investment Officer and Managing Partner of Donerail.

Pursuant to the Agreement, among other things, at each annual or special meeting of the Company’s stockholders during the term of the Agreement, The Donerail Group has agreed to vote the shares of the Company’s common stock then held by it in accordance with the Board’s recommendations on all proposals other than proposals with respect to extraordinary transactions. Moreover, other than with respect to certain proposals relating to Board composition, if Institutional Shareholder Services, Inc. (“ISS”) or Glass Lewis & Co. (“Glass Lewis”) recommends differently from the Board, The Donerail Group may vote in accordance with the recommendation of either ISS or Glass Lewis.

The Donerail Group has also agreed to certain customary standstill provisions during the term of the Agreement prohibiting it from, among other things, (i) purchasing or otherwise acquiring ownership of any securities of the Company as a result of which The Donerail Group would beneficially own more than 9.9% of the Company’s common stock, subject to certain limited exceptions, (ii) selling, assigning, transferring or disposing of any shares of common stock to any third party if it would result in the third party owning more than 4.9% of the Company’s common stock outstanding at such time or if it would increase the ownership of a third party owning more than 4.9% of the Company’s outstanding common stock, (iii) taking certain actions to change or influence the Board, Company management or the direction of certain Company matters, (iv) soliciting proxies, (v) forming, joining or participating in any group or agreement with respect to any voting securities of the Company, (vi) advising, influencing or encouraging any person with respect to the voting of any securities of the Company, (vii) making any request for the Company’s stockholder list materials or other books and records, (viii) making certain announcements regarding the Company’s transactions, (ix) initiating, making or knowingly participating in any extraordinary transactions, and (x) exercising certain stockholder rights.

The Agreement will terminate upon five business days’ written notice by either party, except that the Agreement will not be terminable until the 30th day before the nomination window opens for the Company’s 2024 annual meeting of stockholders. Notwithstanding the foregoing, the Agreement will terminate immediately upon the entry by the Company into any extraordinary transaction, including a merger, sale or recapitalization of the Company. Each of the Company and The Donerail Group has the right to terminate the Agreement earlier if the other party commits a material breach of the Agreement and such breach is impossible to cure or, if capable of being cured, is not cured within a reasonable amount of time.

The Agreement also provides that Donerail will maintain certain rights to designate candidates to replace the New Directors pursuant to the terms of the Cooperation Agreement should certain directors cease to serve as a member of the Board during the term of the Agreement, provided that Donerail will no longer have the right to designate such replacement candidates if The Donerail Group ceases to beneficially own, in the aggregate, at least 2.0% of the outstanding shares of the Company’s common stock.

67

Householding

HOUSEHOLDING

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and our Annual Report to Stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing or by calling as follows: Turtle Beach Corporation, c/o Gateway Investor Relations, 4685 MacArthur Court, Suite 400, Newport Beach, California 92660, Attn: Cody Slach or Alex Thompson, (949) 574-3860. If you want to receive separate copies of any of these documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER BUSINESS

The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the person named as proxy in the accompanying form of proxy will vote the shares they represent as recommended by the Board (to the extent permitted by Rule 14a-4(c) of the Exchange Act).

2023 Proxy Statement	68

TURTLE BEACH CORPORATION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., Eastern Time the day before the Annual Meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Annual Meeting date. Have your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials) in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Annual Meeting date. Have your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials) in hand when you call and follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Turtle Beach Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back a proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 6, 2023:

Notice & Proxy Statement are available at www.viewourmaterial.com/HEAR

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

TURTLE BEACH CORPORATION	PROXY CARD

The Board of Directors recommends you vote FOR ALL on Proposal 1.	The Board of Directors recommends you vote FOR Proposals 2, 3, and 4.

1. Company Proposal: Election of Directors Nominees:	2. Company Proposal: To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

(1) L. Gregory Ballard (4) Julia W. Sze (7) Will Wyatt	(2) Terry Jimenez (5) Michelle D. Wilson	(3) Katherine L. Scherping (6) Andrew Wolfe, Ph.D.	☐ FOR	☐ AGAINST	☐ ABSTAIN
FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

3.  Company Proposal: To approve an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan, to increase the total number of shares of Common Stock authorized for grant under the 2013 Plan from 5,277,353 shares to 6,326,353 shares.

			☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Company Proposal: An advisory vote on the compensation of our Named Executive Officers.
			☐ FOR	☐ AGAINST	☐ ABSTAIN

To withhold authority to vote for any individual nominee(s);

mark “For All Except” and write the number(s) of the nominee(s)

on the line below.

Signature	Date

Signature (Joint Owners)	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign full corporate or partnership name by authorized officer.

3

TURTLE BEACH CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

If you have not voted by Internet or telephone, please date, mark, sign, and return this proxy promptly. Your vote, whether by Internet or telephone, must be received no later than 11:59 p.m. Eastern time the day prior to the Annual Meeting to be included in the voting results. All valid proxies received prior to the meeting will be voted.

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE, AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

TURTLE BEACH CORPORATION	PROXY CARD

Annual Meeting of Stockholders

July 6, 2023 9:00 AM PDT

This proxy card is solicited by the Board of Directors.

The undersigned hereby appoint(s) Terry Jimenez and John T. Hanson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse, all of the shares of common stock of TURTLE BEACH CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM PDT, on July 6, 2023, at www.cesonlineservices.com/hear23_vm, and any postponements, continuations, or adjournments thereof with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy by delivering another proxy with a later date, by voting again via the Internet or by telephone, by delivering written notice of revocation of proxy to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting, or by attending the Annual Meeting and voting.

(Continued and to be signed on the reverse side)